Filed Pursuant to Rule 433
                                                    Registration No.: 333-121559

Banc of America Securities
             [GRAPHIC OMITTED - LOGO]
            ---------------------------------------------------------

      The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

      Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

MBS New Issue Term Sheet

SunTrust Alternative Loan Trust, Series 2005-1F (the "Trust")

Mortgage Pass-Through Certificates, Series 2005-1F (the "Certificates") $676,478,874 (approximate)

Classes 1-A-1, 1-A-2, 1-A-3, 1-A-4, 1-A-5, 1-A-6, 1-A-7, 1-A-8, 1-IO, 2-A-1,
2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8, 3-A-1, 4-A-1, CB-IO, X-PO, B-1,
B-2 and B-3 (Offered Certificates)

Banc of America Funding Corporation

Depositor

SunTrust Asset Funding, LLC

Seller

SunTrust Mortgage, Inc.

Servicer

Wells Fargo Bank, N.A.

Master Servicer & Securities Administrator

December 22, 2005

     ---------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.
















Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.


                             IRS CIRCULAR 230 NOTICE

            THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.


This Free Writing Prospectus supersedes all previous Free Writing Prospectuses relating to the SunTrust Alternative Loan Trust, Series 2005-1F Mortgage Pass-Through Certificates, Series 2005-1F, including, without limitation, the Free Writing Prospectus dated December 5, 2005.


Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



                                                                                                                          Initial
                                                                                                                         Rating of
                                                                                                                       Certificates
                                                                                                                       -------------
                      Initial Class
                        Balance or
                        Component        Pass-Through
       Class            Balance(1)           Rate                Principal Types               Interest Types         S&P    Moody's
-------------------- ----------------  ---------------  -------------------------------  -------------------------- ------- --------
Class 1-A-1.....         $106,138,000        (2)         Super Senior, Sequential Pay     Floating Rate               AAA      Aaa
Class 1-A-2.....           (3)               (4)         Senior, Notional Amount          Inverse Floating Rate,      AAA      Aaa
                                                                                          Interest Only
Class 1-A-3.....          $16,561,000       5.750%       Super Senior, Lockout            Fixed Rate                  AAA      Aaa
Class 1-A-4.....           $1,840,000       5.750%       Super Senior Support, Lockout    Fixed Rate                  AAA      Aa1
Class 1-A-5.....          $20,651,000       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA      Aaa
Class 1-A-6.....          $18,660,000       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA      Aaa
Class 1-A-7.....           $8,364,000       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA      Aaa
Class 1-A-8.....          $11,793,000       5.750%       Super Senior Support,            Fixed Rate                  AAA      Aa1
                                                         Sequential Pay
Class 1-IO......           (3)              5.500%       Senior, Notional Amount          Fixed Rate                  AAA      Aaa
Class 2-A-1.....          $70,000,000        (5)         Senior, Sequential Pay           Floating Rate               AAA      Aaa
Class 2-A-2.....           (3)               (6)         Senior, Notional Amount          Inverse Floating Rate,      AAA      Aaa
                                                                                          Interest Only
Class 2-A-3.....          $23,603,000       5.750%       Super Senior, Lockout            Fixed Rate                  AAA      Aaa
Class 2-A-4.....           $2,622,000       5.750%       Super Senior Support, Lockout    Fixed Rate                  AAA      Aa1
Class 2-A-5.....          $19,916,000       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA      Aaa
Class 2-A-6.....           $3,414,000       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA      Aaa
Class 2-A-7.....           $2,886,000       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA      Aaa
Class 2-A-8.....          $91,616,000       6.000%       Senior, Pass-Through             Fixed Rate                  AAA      Aaa
Class 3-A-1.....         $120,439,000       6.500%       Senior, Pass-Through             Fixed Rate                  AAA      Aaa
Class 4-A-1.....         $117,447,000       6.500%       Senior, Pass-Through             Fixed Rate                  AAA      Aaa
Class CB-IO.....           (7)               (7)         Senior, Component                Fixed Rate, Interest Only   AAA      Aaa
Class X-PO......           (8)               (8)         Senior, Component                Principal Only              AAA      Aaa
Class B-1.......          $25,119,000        (9)         Subordinated                     Variable Rate                AA     None
Class B-2.......           $8,258,000        (9)         Subordinated                     Variable Rate                A      None
Class B-3.......           $4,817,000        (9)         Subordinated                     Variable Rate               BBB     None
Component
Class 2-IO......           (10)             5.500%       Notional Amount                  Fixed Rate, Interest Only   N/A      N/A
Class 3-IO......           (10)             5.500%       Notional Amount                  Fixed Rate, Interest Only   N/A      N/A
Class 4-IO......           (10)             5.500%       Notional Amount                  Fixed Rate, Interest Only   N/A      N/A
Class 1-PO......             $422,573        (11)        Ratio Strip                      Principal Only              N/A      N/A
Class 2-PO......           $1,195,113        (11)        Ratio Strip                      Principal Only              N/A      N/A
Class 3-PO......             $528,792        (11)        Ratio Strip                      Principal Only              N/A      N/A
Class 4-PO......             $188,394        (11)        Ratio Strip                      Principal Only              N/A      N/A
Non-Offered Certificates
Class 1-A-R.....                 $100       5.750%       Senior, Sequential Pay           Fixed Rate                  AAA     None
Class B-4.......           $4,817,000        (9)         Subordinated                     Variable Rate                BB     None
Class B-5.......           $4,130,000        (9)         Subordinated                     Variable Rate                B      None
Class B-6.......           $2,752,758        (9)         Subordinated                     Variable Rate               None    None


(1) Approximate. The initial class balances of the Offered Certificates may vary by a total of plus or minus 5%.

(2) During the initial LIBOR Based Interest Accrual Period, interest will accrue on the Class 1-A-1 Certificates at the rate of 5.010% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class 1-A-1 Certificates at a per annum rate equal to (i) 0.650% plus (ii) the arithmetic mean of the London interbank offered rate quotations for one-month U.S. dollar deposits ("LIBOR") determined monthly, subject to a minimum rate of 0.650% and a maximum rate of 5.750%. In addition, under certain circumstances, the Class 1-A-1 Certificates will be entitled to amounts received under the Class 1-A-1 Yield Maintenance Agreement.

(3) The Class 1-A-2, Class 1-IO and Class 2-A-2 Certificates are Interest Only Certificates, have no class balance and will bear interest on


Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

      their notional amounts (initially approximately $106,138,000, $20,146,950 and $70,000,000, respectively.

(4) During the initial LIBOR Based Interest Accrual Period, interest will accrue on the Class 1-A-2 Certificates at the rate of 0.740% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class 1-A-2 Certificates at a per annum rate equal to (i) 5.100% minus (ii) LIBOR determined monthly, subject to a minimum rate of 0.000% and a maximum rate of 5.100%.

(5) During the initial LIBOR Based Interest Accrual Period, interest will accrue on the Class 2-A-1 Certificates at the rate of 5.010% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class 2-A-1 Certificates at a per annum rate equal to (i) 0.650% plus (ii) LIBOR determined monthly, subject to a minimum rate of 0.650% and a maximum rate of 5.750%. In addition, under certain circumstances, the Class 2-A-1 Certificates will be entitled to amounts received under the Class 2-A-1 Yield Maintenance Agreement.

(6) During the initial LIBOR Based Interest Accrual Period, interest will accrue on the Class 2-A-2 Certificates at the rate of 0.740% per annum. During each LIBOR Based Interest Accrual Period thereafter, interest will accrue on the Class 2-A-2 Certificates at a per annum rate equal to (i) 5.100% minus (ii) LIBOR determined monthly, subject to a minimum rate of 0.000% and a maximum rate of 5.100%.

(7) The Class CB-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of three
      Components: the Class 2-IO, Class 3-IO and Class 4-IO Components. The Components of a class are not severable. The initial notional amount of the Class CB-IO Certificates will be approximately $23,536,732.

(8) The Class X-PO Certificates are Principal Only Certificates and will be deemed for purposes of distributions of principal to consist of four
      Components: the Class 1-PO, Class 2-PO, Class 3-PO and Class 4-PO Components. The Components of a class are not severable. The initial class balance of the Class X-PO Certificates will be approximately $2,334,874.

(9) Interest will accrue on the Class B Certificates for each Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i) with respect to Loan Group 1, 5.750%, (ii) with respect to Loan Group 2, 5.857%, (iii) with respect to Loan Group 3, 6.500% and (iv) with respect to Loan Group 4, 6.500%. For the initial Distribution Date in January 2006, this rate is expected to be approximately 6.06645% per annum.

(10) The Class 2-IO, Class 3-IO and Class 4-IO Components are Interest Only Components, have no component balance and will bear interest on their notional amounts (initially approximately $8,210,829, $5,069,069 and $10,256,833, respectively).

(11) The Class 1-PO, Class 2-PO, Class 3-PO and Class 4-PO Components are Principal Only Components and will not be entitled to distributions in respect of interest.


Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                             SunTrust Alternative Loan Trust,
                                         2005-1F

Lead Managers:                           Banc of America Securities LLC and
                                         SunTrust Capital Markets, Inc.

Seller:                                  SunTrust Asset Funding, LLC

Servicer:                                SunTrust Mortgage, Inc.

Originator:                              SunTrust Mortgage, Inc.

Master Servicer:                         Wells Fargo Bank, N.A.

Securities Administrator:                Wells Fargo Bank, N.A.

Trustee:                                 Wachovia Bank, National Association

Custodian:                               SunTrust Bank

Rating Agencies:                         Standard & Poor's and/or Moody's will
                                         give the Offered Certificates the
                                         ratings set forth on page 3.

Offered Size:                            $676,478,874

Securities Offered:                      $106,138,000 Class 1-A-1 Certificates
                                         $106,138,000 Class 1-A-2 Certificates
                                         $16,561,000 Class 1-A-3 Certificates
                                         $1,840,000 Class 1-A-4 Certificates
                                         $20,651,000 Class 1-A-5 Certificates
                                         $18,660,000 Class 1-A-6 Certificates
                                         $8,364,000 Class 1-A-7 Certificates
                                         $11,793,000 Class 1-A-8 Certificates
                                         $20,146,950 Class 1-IO Certificates
                                         $70,000,000 Class 2-A-1 Certificates
                                         $70,000,000 Class 2-A-2 Certificates
                                         $23,603,000 Class 2-A-3 Certificates
                                         $2,622,000 Class 2-A-4 Certificates
                                         $19,916,000 Class 2-A-5 Certificates
                                         $3,414,000 Class 2-A-6 Certificates
                                         $2,886,000 Class 2-A-7 Certificates
                                         $91,616,000 Class 2-A-8 Certificates
                                         $120,439,000 Class 3-A-1 Certificates
                                         $117,447,000 Class 4-A-1 Certificates
                                         $23,536,732 Class CB-IO Certificates
                                         $2,334,874 Class X-PO Certificates
                                         $25,119,000 Class B-1 Certificates
                                         $8,258,000 Class B-2 Certificates
                                         $4,817,000 Class B-3 Certificates
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Expected Closing Date:                   December 28, 2005

Expected Investor Closing Date:          December 30, 2005

Collection Period:                       The 2nd day of each month through the
                                         1st day of the following month.

Distribution Date:                       25th of each month, or the next
                                         succeeding business day (First
                                         Distribution Date: January 25, 2006)

Cut-off Date:                            December 1, 2005.

Senior Certificates:                     Class 1-A-1, 1-A-2, 1-A-3, 1-A-4,
                                         1-A-5, 1-A-6, 1-A-7, 1-A-8, 1-IO,
                                         2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                         2-A-6, 2-A-7, 2-A-8, 3-A-1, 4-A-1,
                                         CB-IO, X-PO and 1-A-R Certificates (the
                                         "Senior Certificates").

Subordinate Certificates or Class B      Class B-1, B-2, B-3, B-4, B-5 and B-6.
Certificates:                            The Class B-4, B-5 and B-6 Certificates
                                         are not offered
                                         hereunder.

Group 1 Senior Certificates and          Classes: 1-A-1, 1-A-2, 1-A-3, 1-A-4,
Component:                               1-A-5, 1-A-6, 1-A-7, 1-A-8, 1-IO and
                                         1-A-R
                                         Component:  1-PO

Group 2 Senior Certificates and          Classes: 2-A-1, 2-A-2, 2-A-3, 2-A-4,
Components:                              2-A-5, 2-A-6, 2-A-7 and 2-A-8
                                         Components:  2-IO and 2-PO

Group 3 Senior Certificates and          Classes:  3-A-1
Components:
                                         Components:  3-IO and 3-PO
Group 4 Senior Certificates and          Classes: 4-A-1
Components:                              Components: 4-IO and 4-PO

Component Certificates:                  X-PO and CB-IO

Components:                              1-PO, 2-PO, 2-IO, 3-PO, 3-IO, 4-PO and
                                         4-IO

PO Components:                           1-PO, 2-PO, 3-PO and 4-PO

IO Components:                           2-IO, 3-IO and 4-IO

Floating Rate Certificates:              1-A-1 and 2-A-1

Inverse Floating Rate Certificates:      1-A-2 and 2-A-2

Principal Only Certificates:             X-PO

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Lockout Certificates:                    1-A-3, 1-A-4, 2-A-3 and 2-A-4

Super Senior Certificates:               1A-1, 1-A-3 and 2-A-3

Super Senior Support Certificates:       1-A-8, 1-A-4 and 2-A-4

Residual Certificate:                    1-A-R

Interest Only Certificates:              Class 1-IO, Class CB-IO, Class 1-A-2
                                         and Class 2-A-2 Certificates (the "IO
                                         Certificates").

PO Certificates:                         Class X-PO.

Day Count:                               30/360.

Pricing Speed:                           100% PPC.

Clearing:                                DTC, Clearstream and Euroclear.

Denominations:                             Original Certificate      Minimum            Incremental
                                                    Form          Demonimations        Denominations
                                                    ----          -------------        -------------
Offered Senior Certificates (other              Book Entry           $1,000                 $1
than the Principal Only Certificates
and IO Certificates)
Principal Only Certificates                     Book Entry           $25,000                $1
IO Certificates                                 Book Entry          $1,000,000              $1

SMMEA Eligibility:                       The Senior Certificates and the Class
                                         B-1 Certificates are expected to
                                         constitute "mortgage related
                                         securities" for purposes of SMMEA.

ERISA Eligibility:                       Subject to the considerations in the
                                         prospectus supplement, the Offered
                                         Certificates are expected to be
                                         eligible for purchase by certain ERISA
                                         plans.

Tax Structure:                           For federal income tax purposes,
                                         elections will be made to treat the
                                         Trust (exclusive of the arrangements
                                         intended to protect against basis risk
                                         for the Class 1-A-1 and Class 2-A-1
                                         Certificates) as multiple "real estate
                                         mortgage investment conduits" (each, a
                                         "REMIC"). The Offered Certificates
                                         (other than the Class CB-IO, Class X-PO
                                         and Class 1-A-R Certificates and the
                                         portion thereof relating to the basis
                                         risk arrangements referred to above)
                                         and each Component will constitute
                                         "regular interests" in a REMIC and will
                                         be treated as debt instruments for
                                         federal income tax purposes. The Class
                                         1-A-R Certificate constitutes the sole
                                         class of "residual interest" in each
                                         REMIC.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Optional Termination Date:               On any Distribution Date on which the
                                         aggregate Stated Principal Balance of
                                         the Mortgage Loans is less than 1% of
                                         the initial aggregate unpaid principal
                                         balance of the Mortgage Loans as of the
                                         Cut-off Date, the Servicer may, at its
                                         option, subject to certain conditions,
                                         purchase the Mortgage Loans, which
                                         would effect an early retirement of the
                                         Certificates.

The Pooling Agreement:                   The Certificates will be issued
                                         pursuant to a Pooling and Servicing
                                         Agreement (the "Pooling Agreement") to
                                         be dated the Closing Date, among the
                                         Depositor, the Master Servicer, the
                                         Servicer, the Securities Administrator
                                         and the Trustee.

Advances:                                Subject to the certain limitations, the
                                         Servicer will be required pursuant to
                                         the Seller's purchase, warranties and
                                         servicing agreement, dated November 1,
                                         2005 between the Seller and the
                                         Servicing (the "Servicing Agreement")
                                         to advance (any such advance, an
                                         "Advance") prior to each remittance
                                         date an amount equal to the aggregate
                                         of payments of principal and interest
                                         (net of the Servicing Fee) which were
                                         due on the related due date on the
                                         Mortgage Loans and which were
                                         delinquent on the related determination
                                         date. Advances made by the Servicer
                                         will be made from its own funds or
                                         funds available for future
                                         distribution. The obligation to make an
                                         Advance with respect to any Mortgage
                                         Loan will continue until the ultimate
                                         disposition of the REO Property or
                                         Mortgaged Property relating to such
                                         Mortgage Loan. An "REO Property" is a
                                         Mortgaged Property that has been
                                         acquired by the Trust through
                                         foreclosure or grant of a deed in lieu
                                         of foreclosure.

The Mortgage Pool:                       The Senior Certificates and Components
                                         are divided into four groups (each, a
                                         "Group"). The Group 1 Senior
                                         Certificates and Component form "Group
                                         1," the Group 2 Senior Certificates and
                                         Components form "Group 2," the Group 3
                                         Senior Certificates and Components form
                                         "Group 3" and the Group 4 Senior
                                         Certificates and Components form "Group
                                         4." The Class B Certificates are
                                         subordinate to, and provide credit
                                         enhancement for, all the Groups.

                                         Except to the extent of
                                         cross-collateralization payments and
                                         payments of Class PO Deferred Amounts
                                         described herein, the Group 1 Senior
                                         Certificates and Component will
                                         represent interests solely in the Group
                                         1 Mortgage Loans, the Group 2 Senior
                                         Certificates and Components will
                                         represent interests solely in the Group
                                         2 Mortgage Loans, the Group 3 Senior
                                         Certificates and Components will
                                         represent interests solely in the Group
                                         3 Mortgage Loans and the Group 4 Senior
                                         Certificates and Components will
                                         represent interests solely in the Group
                                         4 Mortgage Loans. The Class B
                                         Certificates will represent interests
                                         in all the Mortgage Loans.

                                         The "Mortgage Pool" will consist of
                                         four loan groups ("Loan Group 1," "Loan
                                         Group 2," "Loan Group 3" and "Loan
                                         Group 4" and each a "Loan Group") of
                                         fixed-rate, conventional,
                                         fully-amortizing mortgage loans (the
                                         "Group 1 Mortgage Loans," the "Group 2
                                         Mortgage Loans," the "Group 3 Mortgage
                                         Loans" and the "Group 4 Mortgage Loans"
                                         and collectively, the "Mortgage Loans")
                                         secured by first liens on one- to
                                         four-family properties.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 1 Collateral:                      The Group 1 Mortgage Loans consist of
                                         fixed rate, conventional, fully
                                         amortizing mortgage loans secured by
                                         first liens on one- to four-family
                                         residential properties. Substantially
                                         all of the Mortgage Loans will have
                                         original terms to stated maturity of
                                         approximately 30 years and principal
                                         balances at origination in excess of
                                         the conforming loan balance limits
                                         established by FHLMC. Borrowers are
                                         permitted to prepay their Mortgage
                                         Loans, in whole or in part, at any time
                                         without penalty. Accordingly, the
                                         actual date on which any Mortgage Loan
                                         is paid in full may be earlier than the
                                         stated maturity date due to unscheduled
                                         payments of principal. Approximately
                                         71.06% of the Group 1 Mortgage Loans
                                         require only the payment of interest
                                         for the first 120 months.

Group 2 Collateral:                      The Group 2 Mortgage Loans consist of
                                         fixed rate, conventional, fully
                                         amortizing mortgage loans secured by
                                         first liens on one- to four-family
                                         residential properties. Substantially
                                         all of the Mortgage Loans will have
                                         original terms to stated maturity of
                                         approximately 20 to 30 years and
                                         principal balances at origination not
                                         in excess of the conforming loan
                                         balance limits established by FHLMC.
                                         Borrowers are permitted to prepay their
                                         Mortgage Loans, in whole or in part, at
                                         any time without penalty. Accordingly,
                                         the actual date on which any Mortgage
                                         Loan is paid in full may be earlier
                                         than the stated maturity date due to
                                         unscheduled payments of principal.
                                         Approximately 51.40% of the Group 2
                                         Mortgage Loans require only the payment
                                         of interest for the first 120 months.
                                         Substantially all of the Mortgage Loans
                                         will have loan rates less than or equal
                                         to 6.500%.


Group 3 Collateral:                      The Group 3 Mortgage Loans consist of
                                         fixed rate, conventional, fully
                                         amortizing mortgage loans secured by
                                         first liens on one- to four-family
                                         residential properties. Substantially
                                         all of the Mortgage Loans will have
                                         original terms to stated maturity of
                                         approximately 20 to 30 years and
                                         principal balances at origination not
                                         in excess of the conforming loan
                                         balance limits established by FHLMC.
                                         None of the Group 3 Mortgage Loans will
                                         have loan rates less than 6.625%.
                                         Borrowers are permitted to prepay their
                                         Mortgage Loans, in whole or in part, at
                                         any time without penalty. Accordingly,
                                         the actual date on which any Mortgage
                                         Loan is paid in full may be earlier
                                         than the stated maturity date due to
                                         unscheduled payments of principal.
                                         Approximately 46.20% of the Group 3
                                         Mortgage Loans require only the payment
                                         of interest for the first 120 months.
                                         Substantially all of the Mortgage Loans
                                         will have loan rates greater than
                                         6.500% and are secured by residences
                                         occupied or to be occupied by the
                                         borrowers.

Group 4 Collateral:                      The Group 4 Mortgage Loans consist of
                                         fixed rate, conventional, fully
                                         amortizing mortgage loans secured by
                                         first liens on one- to four-family
                                         residential properties. Substantially
                                         all of the Mortgage Loans will have
                                         original terms to stated maturity of
                                         approximately 20 to 30 years and
                                         principal balances at origination not
                                         in excess of the conforming loan
                                         balance limits established by FHLMC.
                                         Borrowers are permitted to prepay their
                                         Mortgage Loans, in whole or in part, at
                                         any time without penalty. Accordingly,
                                         the actual date on which any Mortgage
                                         Loan is paid in full may be earlier
                                         than the stated maturity date due to
                                         unscheduled payments of principal.
                                         Approximately 63.27% of the Group 4
                                         Mortgage Loans require only the payment
                                         of interest for the first 120 months.
                                         Substantially all of the Mortgage Loans
                                         will have loan rates greater than
                                         6.500% and are secured by investor
                                         properties.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Yield Maintenance Agreements:            The Securities Administrator on behalf
                                         of the Trust will enter into two
                                         separate Yield Maintenance Agreements
                                         with Bank of America, National
                                         Association, (the "Counterparty") as
                                         counterparty. With respect to any
                                         Distribution Date (other than the
                                         Distribution Date in January 2006)
                                         prior to and including the Distribution
                                         Date in May 2017, with respect to the
                                         Class 1-A-1 Yield Maintenance
                                         Agreement, or October 2014, with
                                         respect to the Class 2-A-1 Yield
                                         Maintenance Agreement, if LIBOR, as
                                         calculated for the Interest Accrual
                                         Period related to such Distribution
                                         Date, exceeds 5.10% per annum, Bank of
                                         America, National Association will be
                                         obligated to pay to the Securities
                                         Administrator, for deposit into the
                                         related Reserve Fund, an amount equal
                                         to the product of (a) the amount by
                                         which (i) the lesser of LIBOR and 8.85%
                                         exceeds (ii) 5.10%, (b) the related
                                         notional amount as set forth for such
                                         Distribution Date in the applicable
                                         Yield Maintenance Schedule beginning on
                                         page 32 of this document and (c)
                                         one-twelfth.

                                         Pursuant to the Pooling Agreement, the
                                         Securities Administrator will establish
                                         (i) a separate trust account (the
                                         "Class 1-A-1 Reserve Fund") for deposit
                                         of any payments that it may receive
                                         under the Class 1-A-1 Yield Maintenance
                                         Agreement and (ii) a separate trust
                                         account (the "Class 2-A-1 Reserve
                                         Fund") for deposit of any payments that
                                         it may receive under the Class 2-A-1
                                         Yield Maintenance Agreement. The Class
                                         1-A-1 Reserve Fund and Class 2-A-1
                                         Reserve Fund may also each be referred
                                         to as a "Reserve Fund." Each Reserve
                                         Fund is part of the trust fund and will
                                         not be an asset of any REMIC.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Servicing Fee:                           The Servicing Fee is payable out of the
                                         interest payments received on each
                                         Mortgage Loan. The "Servicing Fee"
                                         consists of servicing compensation
                                         payable to the Servicer in respect of
                                         its servicing activities. The Servicing
                                         Fee will accrue on the Stated Principal
                                         Balance of each Mortgage Loan at a rate
                                         (the "Servicing Fee Rate") equal to
                                         0.25% per annum.

Compensating Interest:                   The aggregate Servicing Fee payable to
                                         the Servicer for any month will be
                                         reduced by an amount equal to the
                                         aggregate prepayment interest shortfall
                                         for the Mortgage Loans for such
                                         Distribution Date. Such amounts will be
                                         used to cover full or partial
                                         prepayment interest shortfalls, if any,
                                         of the Mortgage Loans.

Net Mortgage Interest Rate:              The "Net Mortgage Interest Rate" of a
                                         Mortgage Loan is the excess of its
                                         mortgage interest rate over the
                                         Servicing Fee Rate.

                                         INTEREST DISTRIBUTIONS

                                         The amount of interest that will accrue
                                         on each interest-bearing class of
                                         Offered Certificates or, in the case of
                                         the Class CB-IO Certificates, each
                                         applicable Component, during each
                                         interest accrual period is equal to:

                                         o  one-twelfth of the pass-through rate
                                            for each class or Component
                                            multiplied by the class balance or
                                            notional amount of such class or
                                            Component on the Distribution Date,
                                            minus

                                         o  the amount allocated to such class
                                            or Component of certain interest
                                            shortfalls arising from the timing
                                            of prepayments on the Mortgage
                                            Loans, interest rate limitations
                                            applicable to certain military or
                                            similar personnel and interest
                                            losses allocated to such class or
                                            Component.

                                         The Class X-PO Certificates are
                                         Principal Only Certificates and will
                                         not be entitled to distributions of
                                         interest.

                                         Under certain circumstances, the unpaid
                                         interest amounts for a Group of Senior
                                         Certificates and IO Component will be
                                         payable from amounts otherwise
                                         distributable as principal on the Class
                                         B Certificates in reverse order of
                                         numerical designation.

Class 1-A-2 Notional Amount:             The "Class 1-A-2 Notional Amount" with
                                         respect to each Distribution Date and
                                         the Class 1-A-2 Certificates will be
                                         equal to the class balance of the Class
                                         1-A-1 Certificates.

Class 2-A-2 Notional Amount:             The "Class 2-A-2 Notional Amount" with
                                         respect to each Distribution Date and
                                         the Class 2-A-2 Certificates will be
                                         equal to the class balance of the Class
                                         2-A-1 Certificates.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Class 1-IO Notional Amount:              The "Class 1-IO Notional Amount" with
                                         respect to each Distribution Date and
                                         the Class 1-IO Certificate will be
                                         equal to the product of (i) the
                                         aggregate of the Stated Principal
                                         Balances of the Group 1 Premium
                                         Mortgage Loans as of the due date in
                                         the month preceding the month of such
                                         Distribution Date and (ii) a fraction,
                                         (a) the numerator of which is equal to
                                         the weighted average of the Net
                                         Mortgage Interest Rates of the Group 1
                                         Premium Mortgage Loans (based on the
                                         Stated Principal Balances of the Group
                                         1 Premium Mortgage Loans as of the due
                                         date in the month preceding the month
                                         of such Distribution Date) minus 5.75%
                                         and (b) the denominator of which is
                                         equal to 5.50%. Class CB-IO Notional
                                         Amount:

Class CB-IO Notional Amount:             The notional amount of the Class CB-IO
                                         Certificates is equal to the sum of the
                                         Class 2-IO Notional Amount, the Class
                                         3-IO Notional Amount and the Class 4-IO
                                         Notional Amount.

Class 2-IO Notional Amount:              The "Class 2-IO Notional Amount" with
                                         respect to each Distribution Date and
                                         the Class 2-IO Component will be equal
                                         to the product of (i) the aggregate of
                                         the Stated Principal Balances of the
                                         Group 2 Premium Mortgage Loans as of
                                         the due date in the month preceding the
                                         month of such Distribution Date and
                                         (ii) a fraction, (a) the numerator of
                                         which is equal to the weighted average
                                         of the Net Mortgage Interest Rates of
                                         the Group 2 Premium Mortgage Loans
                                         (based on the Stated Principal Balances
                                         of the Group 2 Premium Mortgage Loans
                                         as of the due date in the month
                                         preceding the month of such
                                         Distribution Date) minus 5.857% and (b)
                                         the denominator of which is equal to
                                         5.50%.

Class 3-IO Notional Amount:              The "Class 3-IO Notional Amount" with
                                         respect to each Distribution Date and
                                         the Class 3-IO Component will be equal
                                         to the product of (i) the aggregate of
                                         the Stated Principal Balances of the
                                         Group 3 Premium Mortgage Loans as of
                                         the due date in the month preceding the
                                         month of such Distribution Date and
                                         (ii) a fraction, (a) the numerator of
                                         which is equal to the weighted average
                                         of the Net Mortgage Interest Rates of
                                         the Group 3 Premium Mortgage Loans
                                         (based on the Stated Principal Balances
                                         of the Group 3 Premium Mortgage Loans
                                         as of the due date in the month
                                         preceding the month of such
                                         Distribution Date) minus 6.50% and (b)
                                         the denominator of which is equal to
                                         5.50%.

Class 4-IO Notional Amount:              The "Class 4-IO Notional Amount" with
                                         respect to each Distribution Date and
                                         the Class 4-IO Component will be equal
                                         to the product of (i) the aggregate of
                                         the Stated Principal Balances of the
                                         Group 4 Premium Mortgage Loans as of
                                         the due date in the month preceding the
                                         month of such Distribution Date and
                                         (ii) a fraction, (a) the numerator of
                                         which is equal to the weighted average
                                         of the Net Mortgage Interest Rates of
                                         the Group 4 Premium Mortgage Loans
                                         (based on the Stated Principal Balances
                                         of the Group 4 Premium Mortgage Loans
                                         as of the due date in the month
                                         preceding the month of such
                                         Distribution Date) minus 6.50% and (b)
                                         the denominator of which is equal to
                                         5.50%.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Class Balance                            The "class balance" of a class of
                                         Certificates (other than Class X-PO
                                         Certificates) at any time will equal
                                         its initial class balance less (i) all
                                         distributions of principal made to such
                                         class and (ii) losses allocated to such
                                         class. The class balance of the Class
                                         X-PO Certificates will equal the sum of
                                         the component balances of the PO
                                         Components.

Component Balance:                       The "component balance" of each PO
                                         Component at any time will equal its
                                         initial component balance less (i) all
                                         distributions of principal made to such
                                         Component and (ii) losses allocated to
                                         such Component.


Senior Credit Support Depletion Date:    The "Senior Credit Support Depletion
                                         Date" is the date on which the
                                         aggregate class balance of the Class B
                                         Certificates has been reduced to zero.

Pool Distribution Amount:                The "Pool Distribution Amount" for each
                                         Loan Group with respect to any
                                         Distribution Date, will be determined
                                         by reference to amounts received in
                                         connection with the Mortgage Loans in
                                         such Loan Group, less certain
                                         reimbursable expenses and indemnity
                                         payments, and will generally be equal
                                         to the sum of:

                                              (a) all scheduled installments of
                                         interest (net of the related Servicing
                                         Fees) and principal due on the Mortgage
                                         Loans in such Loan Group on the due
                                         date in the calendar month in which
                                         such Distribution Date occurs and
                                         received prior to the related
                                         Determination Date, together with any
                                         Advances in respect thereof or any
                                         Compensating Interest allocable to the
                                         Mortgage Loans in such Loan Group;

                                              (b) all proceeds of any primary
                                         mortgage guaranty insurance policies
                                         and any other insurance policies with
                                         respect to the Mortgage Loans in such
                                         Loan Group, to the extent such proceeds
                                         are not applied to the restoration of
                                         the related mortgaged property or
                                         released to the mortgagor in accordance
                                         with the related Servicer's normal
                                         servicing procedures and all other cash
                                         amounts received and retained in
                                         connection with the liquidation of
                                         defaulted Mortgage Loans in such Loan
                                         Group, by foreclosure or otherwise
                                         (collectively, "Liquidation Proceeds"),
                                         during the calendar month preceding the
                                         month of such Distribution Date (in
                                         each case, net of unreimbursed expenses
                                         incurred in connection with a
                                         liquidation or foreclosure and
                                         unreimbursed Advances, if any);

                                              (c) all partial or full
                                         prepayments received on the Mortgage
                                         Loans in such Loan Group during the
                                         calendar month preceding the month of
                                         that Distribution Date (other than
                                         early prepayments of scheduled
                                         installments of principal and interest
                                         received during such period that are
                                         intended by the related mortgagor to be
                                         applied on subsequent due dates
                                         ("Payaheads"));

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Pool Distribution Amount (continued):         (d) amounts received with respect
                                         to such Distribution Date as the
                                         Substitution Adjustment Amount or
                                         Purchase Price in respect of any
                                         Deleted Mortgage Loan in such Loan
                                         Group or amounts received in connection
                                         with the optional termination of the
                                         Trust by the Servicer as of such
                                         Distribution Date, reduced by amounts
                                         in reimbursement for Advances
                                         previously made and other amounts as to
                                         which the Servicer is entitled to be
                                         reimbursed pursuant to the Pooling
                                         Agreement; and

                                              (e) any amounts required to be
                                         paid by the Originator or the Seller to
                                         the Trust during the prior calendar
                                         month with respect to the Mortgage
                                         Loans in such Loan Group as a result of
                                         a breach of certain representations and
                                         warranties regarding compliance with
                                         predatory or abusive lending laws (the
                                         "Reimbursement Amount"), net of any
                                         portion thereof used to reimburse any
                                         class of Certificates that previously
                                         bore a loss as a result of such breach.

                                              The "Non-PO Percentage" with
                                         respect to any Group 1 Mortgage Loan
                                         with a Net Mortgage Interest Rate as of
                                         the Cut-off Date less than 5.750% (each
                                         such Mortgage Loan, a "Group 1 Discount
                                         Mortgage Loan") will be equal to the
                                         Net Mortgage Interest Rate thereof as
                                         of the Cut-off Date divided by 5.750%.
                                         The Non-PO Percentage with respect to
                                         any Group 1 Mortgage Loan with a Net
                                         Mortgage Interest Rate as of the
                                         Cut-off Date greater than or equal to
                                         5.750% (each such Mortgage Loan, a
                                         "Group 1 Premium Mortgage Loan") will
                                         be 100%.

                                              The "Non-PO Percentage" with
                                         respect to any Group 2 Mortgage Loan
                                         with a Net Mortgage Interest Rate as of
                                         the Cut-off Date less than 5.857% (each
                                         such Mortgage Loan, a "Group 2 Discount
                                         Mortgage Loan") will be equal to the
                                         Net Mortgage Interest Rate thereof as
                                         of the Cut-off Date divided by 5.857%.
                                         The Non-PO Percentage with respect to
                                         any Group 2 Mortgage Loan with a Net
                                         Mortgage Interest Rate as of the
                                         Cut-off Date greater than or equal to
                                         5.857% (each such Mortgage Loan, a
                                         "Group 2 Premium Mortgage Loan") will
                                         be 100%.

                                              The "Non-PO Percentage" with
                                         respect to any Group 3 Mortgage Loan
                                         with a Net Mortgage Interest Rate as of
                                         the Cut-off Date less than 6.500% (each
                                         such Mortgage Loan, a "Group 3 Discount
                                         Mortgage Loan") will be equal to the
                                         Net Mortgage Interest Rate thereof as
                                         of the Cut-off Date divided by 6.500%.
                                         The Non-PO Percentage with respect to
                                         any Group 3 Mortgage Loan with a Net
                                         Mortgage Interest Rate as of the
                                         Cut-off Date greater than or equal to
                                         6.500% (each such Mortgage Loan, a
                                         "Group 3 Premium Mortgage Loan") will
                                         be 100%.

                                              The "Non-PO Percentage" with
                                         respect to any Group 4 Mortgage Loan
                                         with a Net Mortgage Interest Rate as of
                                         the Cut-off Date less than 6.500% (each
                                         such Mortgage Loan, a "Group 4 Discount
                                         Mortgage Loan" and, together with the
                                         Group 1 Discount Mortgage Loans, the
                                         Group 2 Discount Mortgage Loans and the
                                         Group 3 Discount Mortgage Loans, the
                                         "Discount Mortgage Loans") will be
                                         equal to the Net Mortgage Interest Rate
                                         thereof as of the Cut-off Date divided
                                         by 6.500%. The Non-PO Percentage with
                                         respect to any Group 4 Mortgage Loan
                                         with a Net Mortgage Interest Rate as of
                                         the Cut-off Date greater than or equal
                                         to 6.500% (each such Mortgage Loan, a
                                         "Group 4 Premium Mortgage Loan" and,
                                         together with the Group 1 Premium
                                         Mortgage Loans, the Group 2 Premium
                                         Mortgage Loans and the Group 3 Premium
                                         Mortgage Loans, the "Premium Mortgage
                                         Loans") will be 100%.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Non-PO Principal Amount:                 The Non-PO Principal Amount for any
                                         Distribution Date and any Loan Group
                                         will equal the sum of the applicable
                                         Non-PO Percentage of (a) the principal
                                         portion of each monthly payment, (b)
                                         the Stated Principal Balance, as of the
                                         date of repurchase, of each Mortgage
                                         Loan in such Loan Group that was
                                         repurchased by the Depositor, the
                                         Seller or the Originator and the
                                         principal portion of any amount
                                         allocated to such Loan Group in
                                         connection with an optional
                                         termination, (c) any substitution
                                         adjustment payments in connection with
                                         any defective Mortgage Loan in such
                                         Loan Group received with respect to
                                         such Distribution Date, (d) any
                                         liquidation proceeds allocable to
                                         recoveries of principal of any Mortgage
                                         Loans in such Loan Group that are not
                                         yet liquidated Mortgage Loans received
                                         during the calendar month preceding the
                                         month of that Distribution Date, (e)
                                         with respect to each Mortgage Loan in
                                         such Loan Group that became a
                                         liquidated Mortgage Loan during the
                                         calendar month preceding the month of
                                         that Distribution Date, the amount of
                                         liquidation proceeds allocable to
                                         principal received with respect to such
                                         Mortgage Loan during the related
                                         Collection Period with respect to such
                                         Mortgage Loan and (f) all full and
                                         partial principal prepayments on any
                                         Mortgage Loans in such Loan Group
                                         received during the calendar month
                                         preceding the month of such
                                         Distribution Date.

PO Principal Amount:                     The PO Principal Amount for any
                                         Distribution Date and any Loan Group
                                         will equal the sum of the applicable PO
                                         Percentage of (a) the principal portion
                                         of each monthly payment due on each
                                         Discount Mortgage Loan in such Loan
                                         Group, (b) the Stated Principal
                                         Balance, as of the date of repurchase,
                                         of each Discount Mortgage Loan in such
                                         Loan Group that was repurchased by the
                                         Depositor, the Seller or the Originator
                                         and the principal portion of any amount
                                         allocated to such Loan Group in
                                         connection with an optional
                                         termination, (c) any substitution
                                         adjustment payments in connection with
                                         any defective Discount Mortgage Loan in
                                         such Loan Group received with respect
                                         to such Distribution Date, (d) any
                                         liquidation proceeds allocable to
                                         recoveries of principal of any Discount
                                         Mortgage Loans in such Loan Group that
                                         are not yet liquidated Mortgage Loans
                                         received during the calendar month
                                         preceding the month of that
                                         Distribution Date, (e) with respect to
                                         each Discount Mortgage Loan in such
                                         Loan Group that became a liquidated
                                         Mortgage Loan during the calendar month
                                         preceding the month of that
                                         Distribution Date, the amount of
                                         liquidation proceeds allocable to
                                         principal received with respect to such
                                         Discount Mortgage Loan during the
                                         calendar month preceding the month of
                                         that Distribution Date with respect to
                                         such Discount Mortgage Loan and (f) all
                                         full and partial principal prepayments
                                         on any Discount Mortgage Loans in such
                                         Loan Group received during the calendar
                                         month preceding the month of such
                                         Distribution Date.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
PO Principal Amount(continued):               "Stated Principal Balance" means,
                                         as to any Mortgage Loan and due date,
                                         the unpaid principal balance of such
                                         Mortgage Loan as of such due date, as
                                         specified in the amortization schedule
                                         at the time relating thereto (before
                                         any adjustment to such amortization
                                         schedule by reason of any moratorium or
                                         similar waiver or grace period), after
                                         giving effect to any previous partial
                                         principal prepayments and Liquidation
                                         Proceeds (net of unreimbursed expenses
                                         and unreimbursed Advances) allocable to
                                         principal received and to the payment
                                         of principal due on such due date and
                                         irrespective of any delinquency in
                                         payment by the related mortgagor and
                                         after giving effect to any Deficient
                                         Valuation.

                                              The "Pool Principal Balance" for a
                                         Loan Group with respect to any
                                         Distribution Date equals the aggregate
                                         Stated Principal Balances of the
                                         Mortgage Loans in such Loan Group
                                         outstanding on the due date in the
                                         month preceding the month of such
                                         Distribution Date.

                                              The "Pool Principal Balance
                                         Non-PO Portion)" for a Loan Group with
                                         respect to any Distribution Date equals
                                         the sum of the product, for each
                                         Mortgage Loan in such Loan Group, of
                                         the Non-PO Percentage of such Mortgage
                                         Loan multiplied by its Stated Principal
                                         Balance on the due date in the month
                                         preceding the month of such
                                         Distribution Date.

Senior Principal Distribution Amount:    The Senior Principal Distribution
                                         Amount for a Loan Group for any
                                         Distribution Date will equal the sum of
                                         (i) the Senior Percentage for such Loan
                                         Group of the applicable Non-PO
                                         Percentage of all amounts described in
                                         clauses (a) through (d) of the
                                         definition of "Non-PO Principal Amount"
                                         for such Loan Group and such
                                         Distribution Date and (ii) the Senior
                                         Prepayment Percentage for such Loan
                                         Group of the applicable Non-PO
                                         Percentage of all amounts described in
                                         clauses (e) and (f) of the definition
                                         of "Non-PO Principal Amount" for such
                                         Loan Group and such Distribution Date
                                         subject to certain reductions due to
                                         losses.

Subordinate Principal Distribution       The Subordinate Principal Distribution
  Amount:                                Amount for a Loan Group for any
                                         Distribution Date will equal Amount:
                                         the sum of (i) the Subordinate
                                         Percentage for such Loan Group of the
                                         applicable Non-PO Percentage all
                                         amounts described in clauses (a)
                                         through (d) of the definition of
                                         "Non-PO Principal Amount" for such Loan
                                         Group and such Distribution Date and
                                         (ii) the Subordinate Prepayment
                                         Percentage for such Loan Group of the
                                         applicable Non-PO Percentage all
                                         amounts described in clauses (e) and
                                         (f) of the definition of "Non-PO
                                         Principal Amount" for such Loan Group
                                         and such Distribution Date.

Senior Percentage:                       The Senior Percentage for a Loan Group
                                         on any Distribution Date will equal (i)
                                         the aggregate class balance of the
                                         Senior Certificates of the related
                                         Group (but not the related PO
                                         Component) immediately prior to such
                                         date, divided by (ii) the aggregate
                                         principal balance (Non-PO Portion) of
                                         such Loan Group for such date.

Subordinate Percentage:                  The Subordinate Percentage for a Loan
                                         Group for any Distribution Date will
                                         equal 100% minus the Senior Percentage
                                         for such Loan Group for such date.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Group 1 Priority Amount:                 For any Distribution Date will equal
                                         the lesser of (i) the sum of the class
                                         balances of the Class 1-A-3 and Class
                                         1-A-4 Certificates and (ii) the product
                                         of (a) the Shift Percentage, (b) the
                                         Group 1 Priority Percentage and (c) the
                                         Non-PO Principal Amount for Loan Group
                                         1.

Group 2 Priority Amount:                 For any Distribution Date will equal
                                         the lesser of (i) the sum of the class
                                         balances of the Class 2-A-3 and Class
                                         2-A-4 Certificates and (ii) the product
                                         of (a) the Shift Percentage, (b) the
                                         Group 2 Priority Percentage and (c) the
                                         Non-PO Principal Amount for Loan Group
                                         2.

Group 1 Priority Percentage:             For any Distribution Date will equal
                                         (i) the sum of the class balances of
                                         the Class 1-A-3 and Class 1-A-4
                                         Certificates divided by (ii) the Pool
                                         Principal Balance (Non-PO Portion) for
                                         Loan Group 1.

Group 2 Priority Percentage:             For any Distribution Date will equal
                                         (i) the sum of the class balances of
                                         the Class 2-A-3 and Class 2-A-4
                                         Certificates divided by (ii) the Pool
                                         Principal Balance (Non-PO Portion) for
                                         Loan Group 2.

Shift Percentage:                        For the following Distribution Dates,
                                         will be as follows:


                                         Distribution Date                       Shift Percentage
                                         -----------------                       ----------------
                                         January 2006 through December 2010      0%
                                         January 2011 through                    30%

                                         December 2011
                                         January 2012 through                    40%

                                         December 2012
                                         January 2013 through                    60%

                                         December 2013
                                         January 2014 through                    80%

                                         December 2014
                                         January 2015 and thereafter             100%

Subordinate Prepayment Percentage:       The Subordinate Prepayment Percentage
                                         for a Loan Group for any Distribution
                                         Date will equal 100% minus the Senior
                                         Prepayment Percentage for such Loan
                                         Group for such date.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Principal Distributions:

                                         The Senior Principal Distribution
                                         Amount for Group 1 will generally be
                                         allocated as follows:

                                            first, to the Class 1-A-R
                                            Certificate, until its class balance
                                            has been reduced to zero;

                                            second, concurrently, to the Class
                                            1-A-3 and Class 1-A-4 Certificates,
                                            pro rata, up to the Group 1 Priority
                                            Amount for such Distribution Date;

                                            third, $1,000, concurrently, to the
                                            Class 1-A-1 and Class 1-A-8
                                            Certificates, pro rata, until their
                                            class balances have been reduced to
                                            zero;

                                            fourth, $157,244, sequentially, to
                                            the Class 1-A-5 and Class 1-A-6
                                            Certificates, in that order, until
                                            their class balances have been
                                            reduced to zero;

                                            fifth, concurrently, to the Class
                                            1-A-1 and Class 1-A-8 Certificates,
                                            pro rata, until their class balances
                                            have been reduced to zero;

                                            sixth, sequentially, to the Class
                                            1-A-5 and Class 1-A-6 Certificates,
                                            in that order, until their class
                                            balances have been reduced to zero;

                                            seventh, to the Class 1-A-7
                                            Certificates, until their class
                                            balance has been reduced to zero;
                                            and

                                            eighth, concurrently, to the Class
                                            1-A-3 and Class 1-A-4 Certificates,
                                            pro rata, until their class balances
                                            have been reduced to zero.

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Principal Distributions
(continued):                             The Senior Principal Distribution
                                         Amount for Group 2 will generally be
                                         allocated as follows:

                                            (A) approximately 57.2001849975%,
                                         sequentially, as follows:

                                                (i) concurrently, to the Class
                                                2-A-3 and Class 2-A-4
                                                Certificates, pro rata, up to
                                                the Group 2 Priority Amount for
                                                such Distribution Date;

                                                (ii) $1,000, to the Class 2-A-1
                                                Certificates, until their class
                                                balance has been reduced to
                                                zero;

                                                (iii) $151,645, sequentially, to
                                                the Class 2-A-5 and Class 2-A-6
                                                Certificates, in that order,
                                                until their class balances have
                                                been reduced to zero;

                                                (iv) sequentially, to the Class
                                                2-A-1, Class 2-A-5 and Class
                                                2-A-6 Certificates, in that
                                                order, until their class
                                                balances have been reduced to
                                                zero;

                                                (v) to the Class 2-A-7
                                                Certificates, until their class
                                                balance has been reduced to
                                                zero; and

                                                (vi) concurrently, to the Class
                                                2-A-3 and Class 2-A-4
                                                Certificates, pro rata, until
                                                their class balances have been
                                                reduced to zero; and

                                            (B) approximately 42.7998150025%, to
                                         the Class 2-A-8 Certificates, until
                                         their class balance has been reduced to
                                         zero.


                                         The Senior Principal Distribution
                                         Amount for Group 3 will generally be
                                         allocated to the Class 3-A-1
                                         Certificates until their class balance
                                         has been reduced to zero.

                                         The Senior Principal Distribution
                                         Amount for Group 4 will generally be
                                         allocated to the Class 4-A-1
                                         Certificates until their class balance
                                         has been reduced to zero.

                                         The preceding distribution priorities
                                         for any Group will not apply on any
                                         Distribution Date on or after the
                                         Senior Credit Support Depletion Date.
                                         On each of those Distribution Dates,
                                         the amount to be distributed as
                                         principal to the applicable Senior
                                         Certificates of such Group will be
                                         distributed, concurrently, as principal
                                         of such classes of Senior Certificates
                                         of such Group, pro rata, in accordance
                                         with their respective class balances
                                         immediately prior to that Distribution
                                         Date, provided, however, any amounts
                                         allocated to the Class 1-A-8
                                         Certificates will be distributed to the
                                         Class 1-A-1 Certificates until the
                                         class balance of the Class 1-A-1
                                         Certificates has been reduced to zero.


Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Senior Prepayment Percentage:            For the following Distribution Dates,
                                         will be as follows:

                                         Distribution Date                    Senior Prepayment Percentage
                                         -----------------                    ----------------------------
                                         January 2006 through December 2010   100%;

                                         January 2011 through                 the applicable  Senior Percentage plus, 70%
                                         December 2011                        of the applicable Subordinate Percentage;

                                         January 2012 through                 the applicable  Senior Percentage plus, 60%
                                         December 2012                        of the applicable Subordinate Percentage;

                                         January 2013 through                 the applicable  Senior Percentage plus, 40%
                                         December 2013                        of the applicable Subordinate Percentage;

                                         January 2014 through                 the applicable  Senior Percentage plus, 20%
                                         December 2014                        of the applicable Subordinate Percentage;

                                         January 2015 and thereafter          the applicable Senior Percentage;

                                         provided, however, if on any
                                         Distribution Date the sum of the class
                                         balances of the Senior Certificates
                                         divided by the aggregate principal
                                         balance of the Mortgage Loans (the
                                         "Aggregate Senior Percentage") exceeds
                                         such percentage calculated as of the
                                         Closing Date, then the Senior
                                         Prepayment Percentage for each Loan
                                         Group for such Distribution Date will
                                         equal 100%.

                                         No decrease in the Senior Prepayment
                                         Percentages for the Loan Groups will
                                         occur if the following occurs as of any
                                         Distribution Date as to which any such
                                         decrease applied with respect to the
                                         Mortgage Loans in the aggregate: (i)
                                         the outstanding principal balance of
                                         all Mortgage Loans (including, for this
                                         purpose, any Mortgage Loans in
                                         foreclosure, any REO Property and any
                                         Mortgage Loan for which the mortgagor
                                         has filed for bankruptcy after the
                                         Closing Date) delinquent 60 days or
                                         more (averaged over the preceding
                                         six-month period), as a percentage of
                                         the aggregate class balance of the
                                         Class B Certificates, is equal to or
                                         greater than 50%, or (ii) cumulative
                                         Realized Losses with respect to the
                                         Mortgage Loans exceed the percentages
                                         of the aggregate balance of the Class B
                                         Certificates as of the Closing Date
                                         (the "Original Subordinate Principal
                                         Balance") indicated below:

                                         Distribution Date Occurring    % of Original Subordinate Principal Balance
                                         ---------------------------    -------------------------------------------
                                         January 2011 through December 2011                       30%
                                         January 2012 through December 2012                       35%
                                         January 2013 through December 2013                       40%
                                         January 2014 through December 2014                       45%
                                         January 2015 and thereafter                              50%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Allocation of Losses:                    On each Distribution Date, the
                                         applicable PO Percentage of any
                                         Realized Loss on a Discount Mortgage
                                         Loan in a Loan Group will be allocated
                                         to the applicable PO Component of that
                                         Loan Group, until the component balance
                                         is reduced to zero. Such allocation
                                         will be effected on each Distribution
                                         Date by reducing the component balance
                                         of the PO Component of each Group, if
                                         and to the extent that such component
                                         balance (after taking into account the
                                         amount of all distributions to be made
                                         to such Group on such Distribution
                                         Date) exceeds the related Adjusted Pool
                                         Amount (PO Portion) for the related
                                         Loan Group for such Distribution Date.
                                         The amount of any such Realized Loss
                                         allocated to a PO Component will be
                                         treated as a "Class PO Deferred
                                         Amount." To the extent funds are
                                         available on such Distribution Date or
                                         on any future Distribution Date from
                                         amounts that would otherwise be
                                         allocable to the Subordinate Principal
                                         Distribution Amounts, the Class PO
                                         Deferred Amounts for the PO Component
                                         of a Group will be paid on such PO
                                         Component prior to distributions of
                                         principal on the Class B Certificates.
                                         Payments of the Class PO Deferred
                                         Amounts will be made from the principal
                                         payable to the Subordinate Certificates
                                         beginning with the principal payable to
                                         the class of Subordinate Certificates
                                         with the highest numerical class
                                         designation. Any distribution in
                                         respect of unpaid Class PO Deferred
                                         Amounts for a PO Component will not
                                         further reduce the component balance of
                                         such PO Component. The Class PO
                                         Deferred Amounts will not bear
                                         interest. The class balance of the
                                         class of Class B Certificates then
                                         outstanding with the highest numerical
                                         class designation will be reduced by
                                         the amount of any payments in respect
                                         of Class PO Deferred Amounts for the PO
                                         Components. Any excess of these Class
                                         PO Deferred Amounts over the class
                                         balance of that class will be allocated
                                         to the next most subordinate class of
                                         Class B Certificates to reduce its
                                         class balance and so on, as necessary.
                                         On each Distribution Date, the
                                         applicable Non-PO Percentage of any
                                         Realized Loss will be allocated first
                                         to the Class B Certificates in the
                                         reverse order of their numerical class
                                         designations (beginning with the class
                                         of Class B Certificates then
                                         outstanding with the highest numerical
                                         class designation), in each case until
                                         the class balance of such class of
                                         Certificates has been reduced to zero,
                                         and then to the Senior Certificates of
                                         the related Group (but not the
                                         applicable PO Component) pro rata based
                                         on their respective class balances.
                                         Such allocation will be effected on
                                         each such Distribution Date by reducing
                                         the class balance of the class of Class
                                         B Certificates then outstanding with
                                         the highest numerical class designation
                                         if and to the extent that the aggregate
                                         of the class balances of all classes of
                                         Senior Certificates (but not the Class
                                         X-PO Certificates) and the Class B
                                         Certificates (after taking into account
                                         the amount of all distributions to be
                                         made on such Distribution Date) exceeds
                                         the sum of the Adjusted Pool Amounts
                                         (Non-PO Portion) for such Distribution
                                         Date for all Loan Groups.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------

Allocation of Losses (Continued):        After the Senior Credit Support
                                         Depletion Date, on each Distribution
                                         Date, the aggregate of the class
                                         balances of all classes of Senior
                                         Certificates (but not the component
                                         balance of the PO Component) of a Group
                                         then outstanding will be reduced if and
                                         to the extent that such aggregate
                                         balance (after taking into account the
                                         amount of all distributions to be made
                                         on such Distribution Date) exceeds the
                                         Adjusted Pool Amount (Non-PO Portion)
                                         for the related Loan Group for such
                                         Distribution Date. The amount of any
                                         such reduction will be allocated among
                                         the Senior Certificates (but not the PO
                                         Component) of such Group pro rata based
                                         on their respective class balances.

Adjusted Pool Amount:                    The Adjusted Pool Amount for a Loan
                                         Group will equal the aggregate unpaid
                                         principal balance of the Mortgage Loans
                                         in such Loan Group as of the Cut-off
                                         Date minus the sum of (i) all amounts
                                         in respect of principal received in
                                         respect of the Mortgage Loans in such
                                         Loan Group (including amounts received
                                         as Advances, principal prepayments and
                                         Liquidation Proceeds in respect of
                                         principal) and distributed on the
                                         Certificates on such Distribution Date
                                         and all prior Distribution Dates and
                                         (ii) the principal portion of all
                                         Realized Losses (other than Debt
                                         Service Reductions) incurred on the
                                         Mortgage Loans in such Loan Group from
                                         the Cut-off Date through the end of the
                                         month preceding such Distribution Date.

Adjusted Pool Amount (PO Portion):       The Adjusted Pool Amount (PO Portion)
                                         for a Loan Group will equal the sum as
                                         to each Mortgage Loan outstanding in
                                         such Loan Group as of the Cut-off Date
                                         of the product of (A) the PO Percentage
                                         for such Mortgage Loan and (B) the
                                         principal balance of such Mortgage Loan
                                         as of the Cut-off Date less the sum of
                                         (i) all amounts in respect of principal
                                         received in respect of such Mortgage
                                         Loan (including amounts received as
                                         Advances, principal prepayments and
                                         Liquidation Proceeds in respect of
                                         principal) and distributed on the
                                         Certificates on such Distribution Date
                                         and all prior Distribution Dates and
                                         (ii) the principal portion of any
                                         Realized Loss (other than a Debt
                                         Service Reduction) incurred on such
                                         Mortgage Loan from the Cut-off Date
                                         through the end of the month preceding
                                         the month in which such Distribution
                                         Date occurs.

Adjusted Pool Amount (Non-PO Portion):   The Adjusted Pool Amount (Non-PO
                                         Portion) for a Loan Group will equal
                                         the difference between the Adjusted
                                         Pool Amount for such Loan Group and the
                                         Adjusted Pool Amount (PO Portion) for
                                         such Loan Group.

Interest Accrual:                        Interest will accrue on the
                                         Certificates (other than the Class
                                         1-A-1, Class 1-A-2, Class 2-A-1 and
                                         Class 2-A-2 Certificates) during each
                                         one-month period ending on the last day
                                         of the month preceding the month in
                                         which each Distribution Date occurs
                                         (each, a "Regular Interest Accrual
                                         Period"). The initial Regular Interest
                                         Accrual Period will be deemed to have
                                         commenced on December 1, 2005. Interest
                                         will accrue on the Class 1-A-1, Class
                                         1-A-2, Class 2-A-1 and Class 2-A-2
                                         Certificates from the previous
                                         Distribution Date, or in the case of
                                         the first Distribution Date, from the
                                         Closing Date, through and including the
                                         day prior to the current Distribution
                                         Date (the "LIBOR Based Interest Accrual
                                         Period" and together with the Regular
                                         Interest Accrual Period, an "Interest
                                         Accrual Period").

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Subordinate Certificates provide credit support for the Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the Mortgage Loans to the Senior Certificates of the related group, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years.
--------------------------------------------------------------------------------


                          Subordination of Certificates
           |       --------------------------------------------     ^
           |                         Senior                         |
           |                 Credit Support [7.25%]                 |
 Priority  |       --------------------------------------------     | Order of
   of      |                        Class B-1                       |   Loss
 Payment   |                 Credit Support [3.60%]                 | Allocation
           |       --------------------------------------------     |
           |                        Class B-2                       |
           |                 Credit Support [2.40%]                 |
           |       --------------------------------------------     |
           |                        Class B-3                       |
           |                 Credit Support [1.70%]                 |
           |       --------------------------------------------     |
           |                        Class B-4                       |
           |                 Credit Support [1.00%]                 |
           |       --------------------------------------------     |
           |                        Class B-5                       |
           |                 Credit Support [0.40%]                 |
           |       --------------------------------------------     |
           |                        Class B-6                       |
           |                 Credit Support [0.00%]                 |
           V       --------------------------------------------     V


--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group will be made on each Distribution Date from the Pool Distribution Amount for the related Loan Group and distributions to the Subordinate Certificates will be made from the Pool Distribution Amounts for all Loan Groups in the following order of priority:

--------------------------------------------------------------------------------


                      Preliminary Priority of Distributions

       -------------------------------------------------------------------------
         First, to the Senior Certificates and interest bearing components of each Group to pay Interest;
       -------------------------------------------------------------------------
                                           |
                                           |
                                           |
                                           V
       -------------------------------------------------------------------------
         Second, to the Senior Certificates and PO Component of each Group to pay Principal;
       -------------------------------------------------------------------------
                                           |
                                           |
                                           |
                                           V
       -------------------------------------------------------------------------
       Third, to the PO Component of the related Group to pay any applicable Class PO Deferred Amounts, but only from amounts that would otherwise be distributable on such Distribution Date as principal of the Subordinate Certificates.
       -------------------------------------------------------------------------
                                           |
                                           |
                                           |
                                           V
       -------------------------------------------------------------------------
        Fourth, sequentially, to each class of Subordinate Certificates to pay
         Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
       -------------------------------------------------------------------------
                                           |
                                           |
                                           |
                                           V
       -------------------------------------------------------------------------
              Fifth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------------


Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Description of Servicer:                      SunTrust Mortgage, Inc. ("SunTrust
                                         Mortgage") is a wholly-owned subsidiary
                                         of SunTrust Bank, one of the nation's
                                         largest commercial banking
                                         organizations. As of September 30,
                                         2005, SunTrust Bank had total assets of
                                         $172.4 billion and total deposits of
                                         $113.7 billion. SunTrust Bank operates
                                         an extensive distribution network
                                         primarily in Florida, Georgia,
                                         Maryland, North Carolina, South
                                         Carolina, Tennessee, Virginia, and the
                                         District of Columbia, and also serves
                                         customers in selected markets
                                         nationally.

                                              Currently, SunTrust Mortgage, Inc.
                                         originates loans through 135 locations
                                         in its markets and adjacent states,
                                         maintains correspondent and broker
                                         relationships in 48 states, and
                                         services loans in 50 states and the
                                         District of Columbia. SunTrust
                                         Mortgage, Inc. is engaged principally
                                         in the business of (i) originating,
                                         purchasing and selling residential
                                         mortgage loans and (ii) servicing
                                         residential mortgage loans for its own
                                         account or for the account of others.
                                         SunTrust Mortgage, Inc. is an approved
                                         servicer of Fannie Mae, Freddie Mac and
                                         the Government National Mortgage
                                         Association. SunTrust Mortgage, Inc. is
                                         headquartered in Richmond, Virginia.
                                         Its parent, SunTrust Bank, is
                                         headquartered in Atlanta, Georgia.
                                         SunTrust Mortgage, Inc. executive
                                         offices are located at 901 Semmes
                                         Avenue, Richmond, Virginia 23224.

Description of Seller:                   Formed in August 2005, SunTrust Asset
                                         Funding, LLC (the "Seller") is a
                                         Delaware limited liability company and
                                         a wholly owned subsidiary of SunTrust
                                         Bank. The Seller does not have
                                         significant assets other than the
                                         Mortgage Loans prior to their sale to
                                         the Depositor. SunTrust Bank, a wholly
                                         owned subsidiary of SunTrust Banks,
                                         Inc., will guaranty or otherwise
                                         back-up certain of the obligations of
                                         the Seller with respect to its sale of
                                         the Mortgage Loans to the Depositor.
                                         The Seller is an affiliate of the
                                         Originator and SunTrust Capital
                                         Markets, Inc., one of the Underwriters.
                                         The Seller has not been previously
                                         involved in the securitization of
                                         mortgage loans.

--------------------------------------------------------------------------------
Underwriting Guidelines of SunTrust
Mortgage, Inc.:                          SunTrust Mortgage underwriting
                                         guidelines generally follow standard
                                         Fannie Mae guidelines. They are
                                         designed to evaluate the borrower's
                                         capacity to repay the loan, to evaluate
                                         the credit history of the borrower, to
                                         verify the availability of funds
                                         required for closing and cash reserves
                                         for fully documented loans, and to
                                         evaluate the acceptability and
                                         marketability of the property to be
                                         used as collateral. SunTrust Mortgage
                                         may consider a loan to have met
                                         underwriting guidelines where specific
                                         criteria or documentation are not met
                                         if, upon analyzing the overall
                                         qualitative evaluation of the loan
                                         package, there are acceptable
                                         compensating factors that can be used.
                                         SunTrust Mortgage also offers reduced
                                         documentation loans that eliminate the
                                         verification of income and assets or
                                         disclosure and verification of income
                                         and assets when specific underwriting
                                         criteria are met. Disclosure and
                                         verification of employment may also be
                                         waived within specific program
                                         parameters. SunTrust Mortgage
                                         continuously updates and enhances its
                                         underwriting guidelines to comply with
                                         secondary market investor guidelines
                                         and to reflect changes required for new
                                         mortgage products.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Underwriting Guidelines of SunTrust      The real estate lending processes for
Mortgage, Inc. (Continued):              one-to four-family mortgage loans
                                         follow standard procedures, designed to
                                         comply with applicable federal and
                                         state laws and regulations. SunTrust
                                         Mortgage requires that the borrower's
                                         sources of income have the probability
                                         of continuance, are stable sources and
                                         are sufficient to support repayment of
                                         the mortgage loan requested when
                                         disclosure and verification is
                                         required. A borrower is required to
                                         complete an application designed to
                                         provide pertinent information about the
                                         borrower, the property to be financed
                                         and the type of loan desired. As part
                                         of the description of the borrower's
                                         financial condition, SunTrust Mortgage
                                         may require a description of assets and
                                         income. Liabilities and expenses are
                                         included on the application and
                                         SunTrust Mortgage obtains a credit
                                         report, which summarizes the borrower's
                                         credit history with merchants and
                                         lenders and any public records. In
                                         general, employment verification is
                                         obtained providing current and
                                         historical income information unless
                                         the specific program does not require
                                         disclosure or verification of
                                         employment. Such employment
                                         verification may be obtained either
                                         through analysis of the borrower's most
                                         recent W-2 form, a year to-date
                                         earnings statement and telephonic
                                         employment certification, or most
                                         recent federal income tax return, or
                                         from the borrower's employer, wherein
                                         the employer reports the length of
                                         employment and current salary with that
                                         organization or, in the cases where
                                         income is not verified, a verbal
                                         verification of employment without
                                         confirming income. Self-employed
                                         borrowers generally are required to
                                         submit their federal income tax return
                                         for the immediately preceding year plus
                                         year-to-date financial statements, if
                                         the loan application is made 120 days
                                         or longer after the end of the most
                                         recent tax year for which a federal tax
                                         return was provided unless they are
                                         originated into a reduced documentation
                                         loan that does not require verification
                                         of income.

                                         To determine the acceptability and
                                         marketability of the mortgaged property
                                         as collateral, generally an independent
                                         appraisal is made of each mortgaged
                                         property considered for financing. An
                                         appraiser is required to inspect the
                                         mortgaged property and verify that it
                                         is in acceptable condition and that
                                         construction, if recent, has been
                                         completed. The evaluation is based on
                                         the appraiser's estimate of value,
                                         giving appropriate weight to both the
                                         market value of comparable housing, as
                                         well as the cost of replacing the
                                         mortgaged property. The underwriting
                                         guidelines require that the value of
                                         the mortgaged property being financed,
                                         as indicated by the independent
                                         evaluation, currently supports and is
                                         anticipated to support in the future
                                         the outstanding loan balance and
                                         provides sufficient value to mitigate
                                         the effects of adverse shifts in real
                                         estate values, although there can be no
                                         assurance that such value will support
                                         the outstanding loan balance in the
                                         future.

                                         SunTrust Mortgage may, as part of its
                                         overall evaluation of a borrower's
                                         creditworthiness, use credit scores to
                                         assist in making a credit decision.
                                         "Credit scores" are statistical credit
                                         scores designed to assess a borrower's
                                         creditworthiness and likelihood to
                                         default on a consumer obligation over a
                                         two-year period based on a borrower's
                                         credit history. Credit scores were not
                                         developed to predict the likelihood of
                                         default on mortgage loans and,
                                         accordingly, may not be indicative of
                                         the ability of a mortgagor to repay its
                                         mortgage loan but instead is used as a
                                         tool to evaluate how a borrower has
                                         handled credit obligations.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Terms Cont.
--------------------------------------------------------------------------------
Underwriting Guidelines of SunTrust      As a general rule, SunTrust Mortgage
Mortgage, Inc. (Continued):              offers loan amounts up to $2,000,000
                                         for the purchase, rate
                                         and term refinance, or cash out
                                         refinance of the borrower's primary
                                         residence, 2nd home or investor
                                         property. The maximum loan amount for a
                                         cash out refinance $2,000,000 with
                                         $200,000 cash back to the borrower for
                                         LTV's > 80% and an unlimited amount of
                                         cash back to the borrower when the LTV
                                         is equal to or less than 80%.

Foreclosure and Delinquency Experience   The following tables set forth certain
of SunTrust Mortgage, Inc.:              information, as reported by SunTrust
                                         Mortgage concerning recent delinquency
                                         and foreclosure experience on mortgage
                                         loans serviced for its own portfolio
                                         and others. The delinquency and
                                         foreclosure experience in the following
                                         table includes mortgage loans with
                                         various terms to maturity, and includes
                                         loans having a variety of payment
                                         characteristics. There can be no
                                         assurance that the delinquency and
                                         foreclosure experience in the following
                                         table will be representative of the
                                         results that may be experienced with
                                         respect to the Mortgage Loans included
                                         in the Trust.
--------------------------------------------------------------------------------



                             SunTrust Mortgage Inc.
                            Total Delinquency Report
                             As of December 31, 2003


                             Number of Loans  Percent     Dollar Amount  Percent
   Total Portfolio                   550,619             68,957,145,132
Period of Delinquency
30-59 Days                            11,041      2.01%   1,179,240,864   1.71%
60-89 Days                             1,926      0.35%     185,749,038   0.27%
90-120 Days                              760      0.14%      65,933,494   0.10%
More Than 120 days                       971      0.18%      99,492,259   0.14%
Foreclosure                            1,059      0.19%     108,383,742   0.16%
Total Delinquency                     15,757      2.87%   1,638,799,397   2.38%



Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



                             SunTrust Mortgage Inc.
                            Total Delinquency Report
                             As of December 31, 2004


                             Number of Loans  Percent   Dollar Amount  Percent
   Total Portfolio                   591,650           77,667,629,943
Period of Delinquency
30-59 Days                            11,725    1.98%   1,332,814,305   1.72%
60-89 Days                             1,897    0.32%     193,555,159   0.25%
90-120 Days                              818    0.14%      80,162,770   0.10%
More Than 120 days                     1,119    0.19%     115,172,112   0.15%
Foreclosure                            1,053    0.18%     107,943,378   0.14%
Total Delinquency                     16,612    2.81%   1,829,647,724   2.36%


                             SunTrust Mortgage Inc.
                            Total Delinquency Report
                            As of September 30, 2005


                             Number of Loans  Percent   Dollar Amount  Percent
   Total Portfolio                   695,266           97,377,709,221
Period of Delinquency
30-59 Days                            12,749    1.83%   1,488,500,801    1.53%
60-89 Days                             2,228    0.32%     238,068,647    0.24%
90-120 Days                              943    0.14%      83,517,915    0.09%
More Than 120 days                     1,360    0.20%     143,328,257    0.15%
Foreclosure                            1,189    0.17%     127,913,257    0.13%
Total Delinquency                     18,469    2.66%   2,081,328,877    2.14%



Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
Alternative Underwriting Standards May   The Mortgage Loans generally have been
Increase Risk of Loss:                   originated using the Originator's
                                         "alternative" or "modified"
                                         underwriting guidelines. These
                                         underwriting guidelines are different
                                         from and, in certain respects, less
                                         stringent than the general underwriting
                                         guidelines employed by the Originator.
                                         For example, such Mortgage Loans may
                                         have been originated with less than
                                         standard documentation or with higher
                                         maximum loan-to-value ratios.
                                         Accordingly, such Mortgage Loans may
                                         experience rates of delinquencies,
                                         defaults, foreclosure, bankruptcy and
                                         loss that are higher than those
                                         experienced by mortgage loans
                                         underwritten using an Originator's
                                         general underwriting standards.

The Rate of Default on Mortgage Loans    Approximately 12. 00% of the Group 1
that Are Secured by Investor             Mortgage Loans, approximately 20.69% of
Properties May Be Higher than on Other   the Group 2 Mortgage Loans, none of the
Mortgage Loans:                          Group 3 Mortgage Loans, all of the
                                         Group 4 Mortgage Loans and
                                         approximately 28.88% of all the
                                         Mortgage Loans (by aggregate Stated
                                         Principal Balance of the Mortgage Loans
                                         in such Loan Group or Loan Groups) are
                                         expected to be secured by investor
                                         properties. An investor property is a
                                         property which, at the time of
                                         origination, the mortgagor represented
                                         would not be used as the mortgagor's
                                         primary residence or second home.
                                         Because the mortgagor is not living on
                                         the property, the mortgagor may be more
                                         likely to default on the mortgage loan
                                         than on a comparable mortgage loan
                                         secured by a primary residence, or to a
                                         lesser extent, a second home. In
                                         addition, income expected to be
                                         generated from an investor property may
                                         have been considered for underwriting
                                         purposes in addition to the income of
                                         the mortgagor from other sources.
                                         Should this income not materialize, it
                                         is possible the mortgagor would not
                                         have sufficient resources to make
                                         payments on the Mortgage Loan.


Class B Certificates Provide                  Because the Class B Certificates
Subordination for all the Groups:        provide credit support for all the
                                         Groups, the outstanding balances of the
                                         Class B Certificates could be reduced
                                         to zero as a result of a
                                         disproportionate amount of Realized
                                         Losses on the Mortgage Loans in one or
                                         more Loan Groups. Therefore, Realized
                                         Losses on the Mortgage Loans in one
                                         Loan Group will reduce the credit
                                         support provided by the Class B
                                         Certificates to the other Groups of
                                         Senior Certificates and Components and
                                         increase the likelihood that Realized
                                         Losses may be allocated to such other
                                         Groups.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------
Each Yield Maintenance Agreement is      The Securities Administrator on behalf
Subject to Counterparty Risk:            of the Trust will enter into Yield
                                         Maintenance Agreements with a
                                         counterparty, for the benefit of the
                                         Class 1-A-1 and Class 2-A-1
                                         Certificates. The Yield Maintenance
                                         Agreements will require the
                                         Counterparty to make certain payments
                                         in certain circumstances. To the extent
                                         that payments on the Class 1-A-1 or
                                         Class 2-A-1 Certificates depend in part
                                         on payments to be received by the
                                         Securities Administrator under the
                                         related Yield Maintenance Agreement,
                                         the ability of the Securities
                                         Administrator to make such payments on
                                         such Certificates will be subject to
                                         the credit risk of the Counterparty.

Mortgage Loans Paying Interest Only      Approximately 71.06% of the Group 1
During the First Ten Years May Have a    Mortgage Loans, approximately 51.40% of
Higher Risk of Default or Rate of        the Group 2 Mortgage Loans,
Prepayment:                              approximately 46.20% of the Group 3
                                         Mortgage Loans, approximately 63.27% of
                                         the Group 4 Mortgage Loans and
                                         approximately 58.28% of all the
                                         Mortgage Loans (by aggregate Stated
                                         Principal Balance of the Mortgage Loans
                                         in such Loan Group or Loan Groups) do
                                         not require any scheduled payments of
                                         principal during the first ten years
                                         after origination, but require
                                         scheduled payments of interest only
                                         during this time. During this ten year
                                         period, the payment due from the
                                         related mortgagor will be less than
                                         that of a traditional mortgage loan. In
                                         addition, the principal balance of the
                                         Mortgage Loan will not be reduced
                                         (except in the case of prepayments)
                                         because there will be no scheduled
                                         monthly payments of principal during
                                         this period. Accordingly, no principal
                                         payments will be distributed to the
                                         related Certificates and Components
                                         from these Mortgage Loans during their
                                         interest only period except in the case
                                         of a prepayment. After the initial
                                         interest only period, payments on an
                                         Interest Only Mortgage Loan will be
                                         recalculated to amortize fully its
                                         unpaid principal balance over its
                                         remaining life and the mortgagor will
                                         be required to make scheduled payments
                                         of both principal and interest. The
                                         required payment of principal will
                                         increase the burden on the mortgagor
                                         and may increase the risk of default or
                                         prepayment under the related Mortgage
                                         Loan. In underwriting Interest Only
                                         Mortgage Loans, originators generally
                                         do not consider the ability of
                                         mortgagors to make payments of
                                         principal at the end of the interest
                                         only period. Higher scheduled monthly
                                         payments may induce the related
                                         mortgagors to refinance their mortgage
                                         loans, which would result in higher
                                         prepayments. In addition, in default
                                         situations losses may be greater on
                                         these Mortgage Loans because they do
                                         not amortize during the initial period.
                                         Losses, to the extent not covered by
                                         credit enhancement, will be allocated
                                         to the related Certificates and
                                         Components.

                                         Mortgage loans with an initial interest
                                         only period are relatively new in the
                                         secondary mortgage market. The
                                         performance of these mortgage loans may
                                         be significantly different from
                                         mortgage loans that amortize from
                                         origination. In particular these
                                         mortgagors may be more likely to
                                         refinance their mortgage loans, which
                                         may result in higher prepayment speeds
                                         than would otherwise be the case.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Subordination of Super Senior Support         If you purchase a Subordinate
and Subordinate Certificates Increases   Certificate, you are more likely to
Risk of Loss:                            suffer losses as a result of losses or
                                         delinquencies on the Mortgage Loans
                                         than are holders of the Senior
                                         Certificates of the related Group or
                                         Groups.

                                         o  The rights of each class of Class B
                                            Certificates to receive
                                            distributions of interest and
                                            principal are subordinated to the
                                            rights of the Senior Certificates
                                            and Components and each class of
                                            Class B Certificates with a lower
                                            numerical designation. For example,
                                            the Class B-2 Certificates will not
                                            receive principal or interest on a
                                            Distribution Date until the Senior
                                            Certificates and Components of the
                                            Crossed Groups and the Class B-1
                                            Certificates have received the
                                            amounts to which they are entitled
                                            on that Distribution Date.

                                         o  The Non-PO Percentage of losses that
                                            are realized on the Mortgage Loans
                                            will be allocated first to the Class
                                            B-6 Certificates, then to the Class
                                            B-5 Certificates and so on, in
                                            reverse of the numerical order of
                                            the Subordinate Certificates until
                                            the outstanding balances of those
                                            classes have been reduced to zero.

                                         o  The Class 1-PO Component, Class 2-PO
                                            Component, Class 3-PO Component and
                                            Class 4-PO Component will be
                                            entitled to reimbursement for
                                            certain losses allocated to them
                                            from amounts otherwise distributable
                                            as principal on the Class B
                                            Certificates in reverse numerical
                                            order, regardless of the Loan Group
                                            from which such payments are
                                            received.

                                              If you purchase a Super Senior
                                         Support Certificate, you should
                                         consider the risk that after the
                                         Subordinate Certificates are no longer
                                         outstanding, the principal portion of
                                         losses realized on the related Mortgage
                                         Loans that are allocated to a class of
                                         Super Senior Certificates will be borne
                                         by the related class of Super Senior
                                         Support Certificates, rather than such
                                         class of Super Senior Certificates, for
                                         so long as the related class of Super
                                         Senior Support Certificates is
                                         outstanding.

                                              The existence of Mortgage Loans in
                                         a Loan Group with Stated Principal
                                         Balances that are large in relation to
                                         the respective class balances of the
                                         Class B Certificates may increase the
                                         risk that such Certificates (in reverse
                                         numerical order) will bear Realized
                                         Losses that are large in relation to
                                         their respective class balances.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

The Class 1-A-1 and Class 2-A-1          Each of the "Class 1-A-1 Yield
Certificates May Not Receive Amounts     Maintenance Amount" and the "Class
Expected from the Yield Maintenance      2-A-1 Yield Maintenance Amount" for any
Agreements:                              Distribution Date is based on the
                                         related notional amount, which
                                         decreases for each Distribution Date
                                         during the life of the related Yield
                                         Maintenance Agreement. The notional
                                         amounts specified in the related Yield
                                         Maintenance Agreement for each
                                         Distribution Date were derived by using
                                         an assumed prepayment rate. The actual
                                         rates of prepayment on the Mortgage
                                         Loans are likely to differ from the
                                         rates assumed. If prepayments on the
                                         applicable Mortgage Loans occur at a
                                         rate slower than the rates used in
                                         determining the notional amounts
                                         specified in the related Yield
                                         Maintenance Agreement, the class
                                         balance of the Class 1-A-1 Certificates
                                         or the Class 2-A-1 Certificates, as
                                         applicable, will be greater than the
                                         related notional amount for a
                                         Distribution Date. For any Distribution
                                         Date on which the notional amount is
                                         lower than the actual class balance of
                                         the Class 1-A-1 Certificates, the Class
                                         1-A-1 Yield Maintenance Amount will be
                                         greater than the payment the
                                         Counterparty is required to make under
                                         the Class 1-A-1 Yield Maintenance
                                         Agreement for such Distribution Date
                                         and therefore, a holder of a Class
                                         1-A-1 Certificate may not receive its
                                         full Class 1-A-1 Yield Maintenance
                                         Amount for such Distribution Date. For
                                         any Distribution Date on which the
                                         notional amount is lower than the
                                         actual class balance of the Class 2-A-1
                                         Certificates, the Class 2-A-1 Yield
                                         Maintenance Amount will be greater than
                                         the payment the Counterparty is
                                         required to make under the Class 2-A-1
                                         Yield Maintenance Agreement for such
                                         Distribution Date and therefore, a
                                         holder of a Class 2-A-1 Certificate may
                                         not receive its full Class 2-A-1 Yield
                                         Maintenance Amount for such
                                         Distribution Date. However, to the
                                         extent that a holder of a Class 1-A-1
                                         or Class 2-A-1 Certificate does not
                                         receive the full Class 1-A-1 Yield
                                         Maintenance Amount or Class 2-A-1 Yield
                                         Maintenance Amount, as applicable, for
                                         a Distribution Date, such shortfall may
                                         be paid to the related class of
                                         Certificates from amounts in the
                                         related Reserve Fund on future
                                         Distribution Dates, to the extent funds
                                         are available therefore.

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


-------------------- ----------------------------- -----------------------------
DISTRIBUTION DATE    Class 1-A-1 Yield Maintenance Class 2-A-1 Yield Maintenance
                       Agreement Notional Amount     Agreement Notional Amount
-------------------- ----------------------------- -----------------------------
January 25, 2006....          $ 106,138,000                 $ 70,000,000
-------------------- ----------------------------- -----------------------------
February 25, 2006...          $ 105,269,498                 $ 69,307,100
-------------------- ----------------------------- -----------------------------
March 25, 2006......          $ 104,305,740                 $ 68,535,620
-------------------- ----------------------------- -----------------------------
April 25, 2006......          $ 103,247,980                 $ 67,686,650
-------------------- ----------------------------- -----------------------------
May 25, 2006........          $ 102,097,539                 $ 66,761,430
-------------------- ----------------------------- -----------------------------
June 25, 2006.......          $ 100,855,892                 $ 65,761,341
-------------------- ----------------------------- -----------------------------
July 25, 2006.......          $ 99,524,671                  $ 64,687,905
-------------------- ----------------------------- -----------------------------
August 25, 2006.....          $ 98,105,655                  $ 63,542,785
-------------------- ----------------------------- -----------------------------
September 25, 2006..          $ 96,600,775                  $ 62,327,776
-------------------- ----------------------------- -----------------------------
October 25, 2006....          $ 95,012,102                  $ 61,044,805
-------------------- ----------------------------- -----------------------------
November 25, 2006...          $ 93,343,156                  $ 59,724,689
-------------------- ----------------------------- -----------------------------
December 25, 2006...          $ 91,692,448                  $ 58,422,020
-------------------- ----------------------------- -----------------------------
January 25, 2007....          $ 90,061,042                  $ 57,136,596
-------------------- ----------------------------- -----------------------------
February 25, 2007...          $ 88,448,732                  $ 55,868,216
-------------------- ----------------------------- -----------------------------
March 25, 2007......          $ 86,855,314                  $ 54,616,680
-------------------- ----------------------------- -----------------------------
April 25, 2007......          $ 85,280,588                  $ 53,381,793
-------------------- ----------------------------- -----------------------------
May 25, 2007........          $ 83,724,354                  $ 52,163,360
-------------------- ----------------------------- -----------------------------
June 25, 2007.......          $ 82,186,417                  $ 50,961,191
-------------------- ----------------------------- -----------------------------
July 25, 2007.......          $ 80,666,580                  $ 49,775,094
-------------------- ----------------------------- -----------------------------
August 25, 2007.....          $ 79,164,651                  $ 48,604,884
-------------------- ----------------------------- -----------------------------
September 25, 2007..          $ 77,680,439                  $ 47,450,375
-------------------- ----------------------------- -----------------------------
October 25, 2007....          $ 76,213,757                  $ 46,311,383
-------------------- ----------------------------- -----------------------------
November 25, 2007...          $ 74,764,416                  $ 45,187,728
-------------------- ----------------------------- -----------------------------
December 25, 2007...          $ 73,332,233                  $ 44,079,232
-------------------- ----------------------------- -----------------------------
January 25, 2008....          $ 71,917,025                  $ 42,985,717
-------------------- ----------------------------- -----------------------------
February 25, 2008...          $ 70,518,611                  $ 41,907,009
-------------------- ----------------------------- -----------------------------
March 25, 2008......          $ 69,136,812                  $ 40,842,936
-------------------- ----------------------------- -----------------------------
April 25, 2008......          $ 67,771,451                  $ 39,793,326
-------------------- ----------------------------- -----------------------------
May 25, 2008........          $ 66,422,353                  $ 38,758,011
-------------------- ----------------------------- -----------------------------
June 25, 2008.......          $ 65,089,346                  $ 37,736,825
-------------------- ----------------------------- -----------------------------
July 25, 2008.......          $ 63,772,257                  $ 36,729,603
-------------------- ----------------------------- -----------------------------
August 25, 2008.....          $ 62,470,917                  $ 35,736,181
-------------------- ----------------------------- -----------------------------
September 25, 2008..          $ 61,185,159                  $ 34,756,400
-------------------- ----------------------------- -----------------------------
October 25, 2008....          $ 59,914,816                  $ 33,790,100
-------------------- ----------------------------- -----------------------------
November 25, 2008...          $ 58,659,725                  $ 32,837,124
-------------------- ----------------------------- -----------------------------
December 25, 2008...          $ 57,419,723                  $ 31,897,317
-------------------- ----------------------------- -----------------------------
January 25, 2009....          $ 56,194,649                  $ 30,970,524
-------------------- ----------------------------- -----------------------------
February 25, 2009...          $ 54,984,345                  $ 30,056,595
-------------------- ----------------------------- -----------------------------
March 25, 2009......          $ 53,788,652                  $ 29,155,380
-------------------- ----------------------------- -----------------------------


Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


-------------------- ----------------------------- -----------------------------
DISTRIBUTION DATE    Class 1-A-1 Yield Maintenance Class 2-A-1 Yield Maintenance
                       Agreement Notional Amount     Agreement Notional Amount
-------------------- ----------------------------- -----------------------------
April 25, 2009......              $ 52,607,416                  $ 28,266,730
-------------------- ----------------------------- -----------------------------
May 25, 2009........              $ 51,440,483                  $ 27,390,498
-------------------- ----------------------------- -----------------------------
June 25, 2009.......              $ 50,287,700                  $ 26,526,540
-------------------- ----------------------------- -----------------------------
July 25, 2009.......              $ 49,148,916                  $ 25,674,713
-------------------- ----------------------------- -----------------------------
August 25, 2009.....              $ 48,023,983                  $ 24,834,875
-------------------- ----------------------------- -----------------------------
September 25, 2009..              $ 46,912,753                  $ 24,006,887
-------------------- ----------------------------- -----------------------------
October 25, 2009....              $ 45,815,080                  $ 23,190,610
-------------------- ----------------------------- -----------------------------
November 25, 2009...              $ 44,730,820                  $ 22,385,909
-------------------- ----------------------------- -----------------------------
December 25, 2009...              $ 43,659,830                  $ 21,592,646
-------------------- ----------------------------- -----------------------------
January 25, 2010....              $ 42,601,968                  $ 20,810,691
-------------------- ----------------------------- -----------------------------
February 25, 2010...              $ 41,557,095                  $ 20,039,910
-------------------- ----------------------------- -----------------------------
March 25, 2010......              $ 40,525,072                  $ 19,280,173
-------------------- ----------------------------- -----------------------------
April 25, 2010......              $ 39,505,764                  $ 18,531,352
-------------------- ----------------------------- -----------------------------
May 25, 2010........              $ 38,499,033                  $ 17,793,319
-------------------- ----------------------------- -----------------------------
June 25, 2010.......              $ 37,504,747                  $ 17,065,948
-------------------- ----------------------------- -----------------------------
July 25, 2010.......              $ 36,522,772                  $ 16,349,116
-------------------- ----------------------------- -----------------------------
August 25, 2010.....              $ 35,552,979                  $ 15,642,699
-------------------- ----------------------------- -----------------------------
September 25, 2010..              $ 34,595,236                  $ 14,946,576
-------------------- ----------------------------- -----------------------------
October 25, 2010....              $ 33,649,416                  $ 14,260,626
-------------------- ----------------------------- -----------------------------
November 25, 2010...              $ 32,715,392                  $ 13,584,731
-------------------- ----------------------------- -----------------------------
December 25, 2010...              $ 31,793,038                  $ 12,918,775
-------------------- ----------------------------- -----------------------------
January 25, 2011....              $ 30,882,230                  $ 12,262,640
-------------------- ----------------------------- -----------------------------
February 25, 2011...              $ 30,080,462                  $ 11,748,160
-------------------- ----------------------------- -----------------------------
March 25, 2011......              $ 29,289,657                  $ 11,242,783
-------------------- ----------------------------- -----------------------------
April 25, 2011......              $ 28,509,695                  $ 10,746,400
-------------------- ----------------------------- -----------------------------
May 25, 2011........              $ 27,740,459                  $ 10,258,900
-------------------- ----------------------------- -----------------------------
June 25, 2011.......              $ 26,981,830                  $ 9,780,176
-------------------- ----------------------------- -----------------------------
July 25, 2011.......              $ 26,233,695                  $ 9,310,122
-------------------- ----------------------------- -----------------------------
August 25, 2011.....              $ 25,495,937                  $ 8,848,631
-------------------- ----------------------------- -----------------------------
September 25, 2011..              $ 24,768,444                  $ 8,395,601
-------------------- ----------------------------- -----------------------------
October 25, 2011....              $ 24,051,104                  $ 7,950,928
-------------------- ----------------------------- -----------------------------
November 25, 2011...              $ 23,343,807                  $ 7,514,511
-------------------- ----------------------------- -----------------------------
December 25, 2011...              $ 22,646,442                  $ 7,086,249
-------------------- ----------------------------- -----------------------------
January 25, 2012....              $ 21,958,901                  $ 6,666,043
-------------------- ----------------------------- -----------------------------
February 25, 2012...              $ 21,312,350                  $ 6,295,940
-------------------- ----------------------------- -----------------------------
March 25, 2012......              $ 20,675,165                  $ 5,933,338
-------------------- ----------------------------- -----------------------------
April 25, 2012......              $ 20,047,242                  $ 5,578,142
-------------------- ----------------------------- -----------------------------
May 25, 2012........              $ 19,428,480                  $ 5,230,260
-------------------- ----------------------------- -----------------------------
June 25, 2012.......              $ 18,818,777                  $ 4,889,600
-------------------- ----------------------------- -----------------------------


Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


-------------------- ----------------------------- -----------------------------
DISTRIBUTION DATE    Class 1-A-1 Yield Maintenance Class 2-A-1 Yield Maintenance
                       Agreement Notional Amount     Agreement Notional Amount
-------------------- ----------------------------- -----------------------------
July 25, 2012.......              $ 18,218,033                  $ 4,556,073
-------------------- ----------------------------- -----------------------------
August 25, 2012.....              $ 17,626,147                  $ 4,229,589
-------------------- ----------------------------- -----------------------------
September 25, 2012..              $ 17,043,023                  $ 3,910,059
-------------------- ----------------------------- -----------------------------
October 25, 2012....              $ 16,468,563                  $ 3,597,397
-------------------- ----------------------------- -----------------------------
November 25, 2012...              $ 15,902,671                  $ 3,291,516
-------------------- ----------------------------- -----------------------------
December 25, 2012...              $ 15,345,251                  $ 2,992,331
-------------------- ----------------------------- -----------------------------
January 25, 2013....              $ 14,796,211                  $ 2,699,759
-------------------- ----------------------------- -----------------------------
February 25, 2013...              $ 14,314,781                  $ 2,493,318
-------------------- ----------------------------- -----------------------------
March 25, 2013......              $ 13,840,887                  $ 2,292,351
-------------------- ----------------------------- -----------------------------
April 25, 2013......              $ 13,374,443                  $ 2,096,786
-------------------- ----------------------------- -----------------------------
May 25, 2013........              $ 12,915,365                  $ 1,906,551
-------------------- ----------------------------- -----------------------------
June 25, 2013.......              $ 12,463,568                  $ 1,721,575
-------------------- ----------------------------- -----------------------------
July 25, 2013.......              $ 12,018,970                  $ 1,541,789
-------------------- ----------------------------- -----------------------------
August 25, 2013.....              $ 11,581,488                  $ 1,367,122
-------------------- ----------------------------- -----------------------------
September 25, 2013..              $ 11,151,042                  $ 1,197,509
-------------------- ----------------------------- -----------------------------
October 25, 2013....              $ 10,727,551                  $ 1,032,880
-------------------- ----------------------------- -----------------------------
November 25, 2013...              $ 10,310,937                   $ 873,169
-------------------- ----------------------------- -----------------------------
December 25, 2013...               $ 9,901,120                   $ 718,311
-------------------- ----------------------------- -----------------------------
January 25, 2014....               $ 9,498,023                   $ 568,241
-------------------- ----------------------------- -----------------------------
February 25, 2014...               $ 9,156,379                   $ 495,892
-------------------- ----------------------------- -----------------------------
March 25, 2014......               $ 8,820,456                   $ 426,954
-------------------- ----------------------------- -----------------------------
April 25, 2014......               $ 8,490,186                   $ 361,379
-------------------- ----------------------------- -----------------------------
May 25, 2014........               $ 8,165,506                   $ 299,122
-------------------- ----------------------------- -----------------------------
June 25, 2014.......               $ 7,846,351                   $ 240,136
-------------------- ----------------------------- -----------------------------
July 25, 2014.......               $ 7,532,659                   $ 184,376
-------------------- ----------------------------- -----------------------------
August 25, 2014.....               $ 7,224,366                   $ 131,798
-------------------- ----------------------------- -----------------------------
September 25, 2014..               $ 6,921,411                    $ 82,357
-------------------- ----------------------------- -----------------------------
October 25, 2014....               $ 6,623,732                    $ 36,011
-------------------- ----------------------------- -----------------------------
November 25, 2014...               $ 6,331,270                       -
-------------------- ----------------------------- -----------------------------
December 25, 2014...               $ 6,043,964                       -
-------------------- ----------------------------- -----------------------------
January 25, 2015....               $ 5,761,756                       -
-------------------- ----------------------------- -----------------------------
February 25, 2015...               $ 5,533,903                       -
-------------------- ----------------------------- -----------------------------
March 25, 2015......               $ 5,310,052                       -
-------------------- ----------------------------- -----------------------------
April 25, 2015......               $ 5,090,159                       -
-------------------- ----------------------------- -----------------------------
May 25, 2015........               $ 4,874,182                       -
-------------------- ----------------------------- -----------------------------
June 25, 2015.......               $ 4,662,079                       -
-------------------- ----------------------------- -----------------------------
July 25, 2015.......               $ 4,453,809                       -
-------------------- ----------------------------- -----------------------------
August 25, 2015.....               $ 4,249,330                       -
-------------------- ----------------------------- -----------------------------
September 25, 2015..               $ 4,048,602                       -
-------------------- ----------------------------- -----------------------------


Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


-------------------- ----------------------------- -----------------------------
DISTRIBUTION DATE    Class 1-A-1 Yield Maintenance Class 2-A-1 Yield Maintenance
                       Agreement Notional Amount     Agreement Notional Amount
-------------------- ----------------------------- -----------------------------
October 25, 2015....               $ 3,851,585                       -
-------------------- ----------------------------- -----------------------------
November 25, 2015...               $ 3,657,772                       -
-------------------- ----------------------------- -----------------------------
December 25, 2015...               $ 3,424,240                       -
-------------------- ----------------------------- -----------------------------
January 25, 2016....               $ 3,194,654                       -
-------------------- ----------------------------- -----------------------------
February 25, 2016...               $ 2,969,309                       -
-------------------- ----------------------------- -----------------------------
March 25, 2016......               $ 2,748,160                       -
-------------------- ----------------------------- -----------------------------
April 25, 2016......               $ 2,531,161                       -
-------------------- ----------------------------- -----------------------------
May 25, 2016........               $ 2,318,266                       -
-------------------- ----------------------------- -----------------------------
June 25, 2016.......               $ 2,109,430                       -
-------------------- ----------------------------- -----------------------------
July 25, 2016.......               $ 1,904,608                       -
-------------------- ----------------------------- -----------------------------
August 25, 2016.....               $ 1,703,756                       -
-------------------- ----------------------------- -----------------------------
September 25, 2016..               $ 1,506,831                       -
-------------------- ----------------------------- -----------------------------
October 25, 2016....               $ 1,313,789                       -
-------------------- ----------------------------- -----------------------------
November 25, 2016...               $ 1,124,588                       -
-------------------- ----------------------------- -----------------------------
December 25, 2016...                $ 939,185                        -
-------------------- ----------------------------- -----------------------------
January 25, 2017....                $ 757,539                        -
-------------------- ----------------------------- -----------------------------
February 25, 2017...                $ 579,608                        -
-------------------- ----------------------------- -----------------------------
March 25, 2017......                $ 405,352                        -
-------------------- ----------------------------- -----------------------------
April 25, 2017......                $ 234,730                        -
-------------------- ----------------------------- -----------------------------
May 25, 2017........                $ 67,702                         -
-------------------- ----------------------------- -----------------------------


anc of America Securities LLC                                                36
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 1 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------
The Group 1 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 30 years and principal balances at origination in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 71.06% of the Group 1 Mortgage Loans require only the payment of interest for the first 120 months.

--------------------------------------------------------------------------------
The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                     Collateral Summary    Range (if applicable)
                                     ------------------    ---------------------
Total Outstanding Loan Balance              $198,846,400
Total Number of Loans                                354
Average Loan Principal Balance                  $561,713  $329,650 to $2,000,000
WA Gross Coupon                                   6.545%        5.625% to 8.500%
WA FICO                                              714              624 to 816
WA Original Term                              360 months
WA Remaining Term                             358 months       356 to 359 months
WA OLTV                                           70.25%        33.47% to 90.00%
Geographic Concentration
of Mortgaged Properties
(Top 5 States) based              CA              39.14%
on the Aggregate Stated
Principal Balance
                                  FL              19.42%

                                  VA               8.37%

                                  GA               4.20%

                                  AZ               3.38%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


                           Group 1 Mortgage Loan Data

------------------------------------------------------------------------------------------------------------------------------------
                                                              All Group 1       Group 1 Discount Mortgage   Group 1 Premium Mortgage
                                                             Mortgage Loans                Loans                       Loans
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                           354                      26                          328
Aggregate Stated Principal Balance (1)                        $198,846,400              $12,797,882                $186,048,519
Range of Original Terms to Stated Maturity (1)                 360 months               360 months                  360 months
Range of Stated Principal Balances (1)                   $329,650 to $2,000,000     $364,377 to $840,000      $329,650 to $2,000,000
Average Stated Principal Balance (1)                            $561,713                 $492,226                    $567,221
Latest Stated Maturity Date                                 November 1, 2035         November 1, 2035            November 1, 2035
Range of Current Mortgage Interest Rates (1)                 5.625% to 8.500%         5.625% to 5.875%            6.000% to 8.500%
Weighted Average Current Mortgage Interest Rate (1)              6.545%                   5.810%                      6.596%
Range of Remaining Terms to Stated Maturity (1)             356 to 359 months        357 to 359 months           356 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)          358 months               358 months                  358 months
Range of Original Loan-to-Value Ratios (1)                   33.47% to 90.00%         42.13% to 80.00%            33.47% to 90.00%
Weighted Average Original Loan-to-Value Ratio (1)                70.25%                   64.35%                      70.65%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate.



       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                             Aggregate               % of
                           Number Of      Stated Principal      Cut-off Date
                           Mortgage         Balance as of      Pool Principal
      Occupancy              Loans          Cut-off Date            Balance
--------------------------------------------------------------------------------
Primary Residence             271         $149,435,107.97          75.15%
Second Home                   36           25,545,230.01           12.85
Investor Property             47           23,866,062.27           12.00
--------------------------------------------------------------------------------
Total:                        354         $198,846,400.25         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 1 Mortgage Loans


-------------------------------------------------------------------------------
                                            Aggregate             % of
                            Number Of    Stated Principal    Cut-off Date
                            Mortgage       Balance as of    Pool Principal
    Property Type             Loans        Cut-off Date          Balance
-------------------------------------------------------------------------------
Single Family Residence        231       $128,645,132.74        64.70%
PUD Detached                   66         37,757,360.87         18.99
Condominium                    33         18,413,700.06          9.26
PUD Attached                   11          4,553,484.19          2.29
2-Family                        7          4,082,651.66          2.05
3-Family                        4          3,503,440.34          1.76
4-Family                        2          1,890,630.39          0.95
-------------------------------------------------------------------------------
Total:                         354       $198,846,400.25       100.00%
===============================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans


-------------------------------------------------------------------------------
                                          Aggregate               % of
                         Number Of     Stated Principal      Cut-off Date
                         Mortgage        Balance as of      Pool Principal
        Purpose            Loans         Cut-off Date            Balance
-------------------------------------------------------------------------------
Purchase                    179         $95,031,153.82          47.79%
Refinance-Cashout           145         85,290,363.49           42.89
Refinance-Rate/Term         30          18,524,882.94            9.32
-------------------------------------------------------------------------------
Total:                      354        $198,846,400.25         100.00%
===============================================================================


Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------
                                          Aggregate                % of
                       Number Of    Stated Principal       Cut-off Date
                        Mortgage       Balance as of       Pool Principal
Geographic Area           Loans         Cut-off Date             Balance
--------------------------------------------------------------------------
Alabama                   2            $1,919,890.47            0.97%
Arizona                   10            6,728,163.88             3.38
California               144           77,821,619.23            39.14
Colorado                  2             1,010,826.35             0.51
Delaware                  1              572,000.00              0.29
District of Columbia      3             1,619,500.00             0.81
Florida                   63           38,625,176.90            19.42
Georgia                   15            8,358,987.13             4.20
Idaho                     1             1,499,187.61             0.75
Illinois                  8             4,593,660.12             2.31
Maine                     3             1,919,130.31             0.97
Maryland                  12            6,378,674.31             3.21
Massachusetts             5             4,057,856.11             2.04
Michigan                  1              556,000.00              0.28
Montana                   2              928,300.00              0.47
Nevada                    1              564,000.00              0.28
New Hampshire             1              782,910.75              0.39
New Jersey                2             1,008,743.68             0.51
New Mexico                2              876,110.23              0.44
New York                  1             1,000,000.00             0.50
North Carolina            8             4,493,481.66             2.26
Oregon                    7             5,038,947.63             2.53
Pennsylvania              2              814,298.60              0.41
Rhode Island              1              500,000.00              0.25
South Carolina            2              836,483.61              0.42
Tennessee                 4             2,256,496.34             1.13
Texas                     3             1,482,912.82             0.75
Utah                      2              895,138.71              0.45
Virginia                  36           16,645,961.33             8.37
Washington                9             4,621,942.47             2.32
West Virginia             1              440,000.00              0.22
--------------------------------------------------------------------------
Total:                   354          $198,846,400.25          100.00%
==========================================================================

(1) As of the Cut-off Date, no more than approximately 2.34% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                               Aggregate              % of
                                Number Of   Stated Principal     Cut-off Date
Current Mortgage                 Mortgage     Balance as of     Pool Principal
Loan Principal Balances ($)        Loans      Cut-off Date           Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00             1         $329,650.00           0.17%
350,000.01 - 400,000.00             62       23,804,220.27          11.97
400,000.01 - 450,000.00             90       38,569,344.02          19.40
450,000.01 - 500,000.00             49       23,514,851.27          11.83
500,000.01 - 550,000.00             29       15,207,330.82           7.65
550,000.01 - 600,000.00             38       21,910,570.97          11.02
600,000.01 - 650,000.00             26       16,530,293.43           8.31
650,000.01 - 700,000.00             4         2,709,542.74           1.36
700,000.01 - 750,000.00             9         6,515,324.64           3.28
750,000.01 - 800,000.00             11        8,513,463.56           4.28
800,000.01 - 850,000.00             5         4,148,161.66           2.09
850,000.01 - 900,000.00             2         1,759,578.41           0.88
900,000.01 - 950,000.00             4         3,719,630.39           1.87
950,000.01 - 1,000,000.00           9         8,876,064.21           4.46
1,000,000.01 - 1,500,000.00         9        11,815,430.79           5.94
1,500,000.01 - 2,000,000.00         6        10,922,943.07           5.49
--------------------------------------------------------------------------------
Total:                             354      $198,846,400.25        100.00%
================================================================================



(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $561,713.


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

-------------------------------------------------------------------------
                                         Aggregate             % of
                           Number Of  Stated Principal    Cut-off Date
Original                    Mortgage    Balance as of    Pool Principal
Loan-To-Value Ratios ($)    Loans     Cut-off Date          Balance
-------------------------------------------------------------------------
30.01 - 35.00                  1        $400,000.00          0.20%
35.01 - 40.00                  2        2,556,000.00          1.29
40.01 - 45.00                  5        2,072,942.93          1.04
45.01 - 50.00                  13       9,593,993.86          4.82
50.01 - 55.00                  12       6,539,223.75          3.29
55.01 - 60.00                  19      10,688,336.24          5.38
60.01 - 65.00                  75      44,755,699.27         22.51
65.01 - 70.00                  30      21,678,262.60         10.90
70.01 - 75.00                  20      10,483,137.30          5.27
75.01 - 80.00                 174      88,833,488.51         44.67
85.01 - 90.00                  3        1,245,315.79          0.63
-------------------------------------------------------------------------
Total:                        354     $198,846,400.25       100.00%
=========================================================================


(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 70.25%.


Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------




        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                                                       % of
                                     Stated Principal             Cut-off Date
                                       Balance as of             Pool Principal
Current Mortgae      Mortgage          Balance as of
Interest Rates (%)     Loans           Cut-off Date                   Balance
--------------------------------------------------------------------------------
5.501 - 5.750           11            $5,224,700.50                  2.63%
5.751 - 6.000           54            29,784,814.13                  14.98
6.001 - 6.250           60            35,034,694.30                  17.62
6.251 - 6.500           80            45,171,676.57                  22.72
6.501 - 6.750           55            30,230,143.29                  15.20
6.751 - 7.000           41            26,814,003.52                  13.48
7.001 - 7.250           28            14,095,472.06                   7.09
7.251 - 7.500           10             5,566,445.93                   2.80
7.501 - 7.750           8              3,958,499.95                   1.99
7.751 - 8.000           3              1,244,950.00                   0.63
8.001 - 8.250           1               360,000.00                    0.18
8.251 - 8.500           3              1,361,000.00                   0.68
--------------------------------------------------------------------------------
Total:                 354           $198,846,400.25                100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.545% per annum.



                Remaining Terms of the Group 1 Mortgage Loans (1)



-------------------------------------------------------------------------------
                                           Aggregate               % of
                          Number Of      Stated Principal      Cut-off Date
                           Mortgage       Balance as of      Pool Principal
Remaining Term (Months)      Loans        Cut-off Date            Balance
-------------------------------------------------------------------------------
341 - 360                     354        $198,846,400.25         100.00%
-------------------------------------------------------------------------------
Total:                        354        $198,846,400.25         100.00%
===============================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 358 months.


Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)


-----------------------------------------------------------------------
                                        Aggregate              % of
                       Number Of     Stated Principal     Cut-off Date
                        Mortgage       Balance as of     Pool Principal
    Credit Scores         Loans        Cut-off Date           Balance
-----------------------------------------------------------------------
801 - 850                  5          $2,462,607.64          1.24%
751 - 800                  94         48,892,495.25          24.59
701 - 750                 104         59,863,545.93          30.11
651 - 700                 122         72,971,597.03          36.70
601 - 650                  29         14,656,154.40           7.37
-----------------------------------------------------------------------
Total:                    354        $198,846,400.25        100.00%
=======================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 2 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 2 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 51.40% of the Group 2 Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates less than or equal to 6.500%.

--------------------------------------------------------------------------------
The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                     Collateral Summary    Range (if applicable)
                                     ------------------    ---------------------
Total Outstanding Loan Balance              $232,077,825
Total Number of Loans                            1,275
Average Loan Principal Balance                  $182,022    $12,764 to $649,263
WA Gross Coupon                                   6.271%       5.625% to 6.500%
WA FICO                                              705             608 to 835
WA Original Term                              360 months      240 to 360 months
WA Remaining Term                             358 months      237 to 359 months
WA OLTV                                           73.86%       12.73% to 95.00%
Geographic Concentration of
Mortgaged Properties (Top 5
States) based                    CA               16.36%
on the Aggregate Stated
Principal Balance
                                 GA               13.15%
                                 FL               11.84%
                                 VA                7.23%
                                 WA                5.27%

================================================================================


Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 2 Mortgage Loan Data
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                           All Group 2      Group 2 Discount Mortgage   Group 2 Premium Mortgage
                                                         Mortgage Loans               Loans                       Loans
--------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans                                      1,275                    228                        1,047
Aggregate Stated Principal Balance (1)                    $232,077,825             $44,371,402                $187,706,422
Range of Original Terms to Stated Maturity (1)          240 to 360 months       240 to 360 months           240 to 360 months
Range of Stated Principal Balances (1)                 $12,764 to $649,263     $41,600 to $525,000         $12,764 to $649,263
Average Stated Principal Balance (1)                        $182,022                $194,611                    $179,280
Latest Stated Maturity Date                             November 1, 2035        November 1, 2035            November 1, 2035
Range of Current Mortgage Interest Rates (1)             5.625% to 6.500%        5.625% to 6.000%            6.125% to 6.500%
Weighted Average Current Mortgage Interest Rate (1)          6.271%                  5.949%                      6.348%
Range of Remaining Terms to Stated Maturity (1)         237 to 359 months       238 to 359 months           237 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)      358 months              358 months                  358 months
Range of Original Loan-to-Value Ratios (1)               12.73% to 95.00%        25.86% to 95.00%            12.73% to 95.00%
Weighted Average Original Loan-to-Value Ratio (1)            73.86%                  72.26%                      74.23%
--------------------------------------------------------------------------------------------------------------------------------


(1)   Approximate.

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

------------------------------------------------------------------------------
                                      Aggregate                      % of
                    Number Of      Stated Principal             Cut-off Date
                    Mortgage         Balance as of             Pool Principal
   Occupancy          Loans          Cut-off Date                   Balance
------------------------------------------------------------------------------
Primary Residence      946         $175,400,770.67                 75.58%
Investor Property      281          48,023,618.52                  20.69
Second Home            48            8,653,435.59                   3.73
------------------------------------------------------------------------------
Total:                1,275        $232,077,824.78                100.00%
==============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Banc of America Securities LLC                                                45
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 2 Mortgage Loans


------------------------------------------------------------------------
                                        Aggregate               % of
                         Number Of   Stated Principal      Cut-off Date
                         Mortgage      Balance as of      Pool Principal
    Property Type          Loans       Cut-off Date            Balance
------------------------------------------------------------------------
Single Family Residence     889      $155,644,436.26          67.07%
PUD Detached                173       34,475,152.75           14.85
Condominium                 97        16,008,693.91            6.90
PUD Attached                51        11,001,807.51            4.74
2-Family                    35         6,587,936.94            2.84
4-Family                    17         4,941,071.70            2.13
3-Family                    11         3,069,935.31            1.32
Condotel                     1          219,056.13             0.09
Condo - Site                 1          129,734.27             0.06
------------------------------------------------------------------------
Total:                     1,275     $232,077,824.78         100.00%
========================================================================


               Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------
                                      Aggregate              % of
                     Number Of     Stated Principal     Cut-off Date
                     Mortgage        Balance as of     Pool Principal
      Purpose          Loans         Cut-off Date           Balance
----------------------------------------------------------------------
Purchase                796        $141,751,376.00         61.08%
Refinance-Cashout       332         64,111,586.29          27.63
Refinance-Rate/Term     147         26,214,862.49          11.30
----------------------------------------------------------------------
Total:                 1,275       $232,077,824.78        100.00%
======================================================================


Banc of America Securities LLC                                                46
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 2 Mortgage Loans (1)

-------------------------------------------------------------------------------
                                             Aggregate               % of
                             Number Of    Stated Principal      Cut-off Date
                              Mortgage      Balance as of      Pool Principal
          Geographic Area       Loans       Cut-off Date            Balance
-------------------------------------------------------------------------------
Alabama                          23        $3,656,035.09           1.58%
Arizona                          27         5,678,227.91            2.45
Arkansas                         8          1,043,003.67            0.45
California                      159        37,972,288.99           16.36
Colorado                         44         8,460,418.74            3.65
Connecticut                      8          1,088,895.22            0.47
Delaware                         1           172,000.00             0.07
District of Columbia             7          1,861,589.28            0.80
Florida                         155        27,472,838.36           11.84
Georgia                         202        30,514,291.36           13.15
Idaho                            9          1,239,641.35            0.53
Illinois                         18         3,740,762.25            1.61
Indiana                          1           127,767.94             0.06
Iowa                             5           703,985.43             0.30
Kansas                           6           800,348.47             0.34
Kentucky                         5           637,282.45             0.27
Maine                            22         3,512,847.56            1.51
Maryland                         47        11,116,440.60            4.79
Massachusetts                    9          1,967,154.49            0.85
Michigan                         8          1,374,580.33            0.59
Minnesota                        22         4,188,384.73            1.80
Mississippi                      2           301,211.44             0.13
Missouri                         12         1,811,703.36            0.78
Montana                          5           747,408.25             0.32
Nebraska                         6           824,310.45             0.36
Nevada                           15         3,358,151.23            1.45
New Hampshire                    8          1,654,832.16            0.71
New Jersey                       11         2,760,157.39            1.19
New Mexico                       15         2,443,823.33            1.05
New York                         7          1,115,521.73            0.48
North Carolina                   38         5,178,449.21            2.23
North Dakota                     1           99,517.87              0.04
Ohio                             17         2,383,715.03            1.03
Oklahoma                         10         1,308,322.82            0.56
Oregon                           62        11,763,330.73            5.07
Pennsylvania                     9          1,317,343.66            0.57
Rhode Island                     1           167,200.00             0.07
South Carolina                   15         2,352,571.30            1.01
South Dakota                     6           853,966.60             0.37
Tennessee                        47         6,343,925.10            2.73
Texas                            30         4,286,673.72            1.85
Utah                             13         1,911,636.41            0.82
Vermont                          1           90,219.55              0.04
Virginia                         83        16,772,123.32            7.23
Washington                       60        12,241,983.59            5.27
West Virginia                    8          1,497,026.59            0.65
Wisconsin                        6          1,051,031.95            0.45
Wyoming                          1           112,883.77             0.05
-------------------------------------------------------------------------------
Total:                         1,275      $232,077,824.78         100.00%
===============================================================================


(1) As of the Cut-off Date, no more than approximately 0.51% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                47
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)



----------------------------------------------------------------------------
                                             Aggregate               % of
                             Number Of    Stated Principal      Cut-off Date
Current Mortgage             Mortgage      Balance as of      Pool Principal
Loan Principal ($)             Loans       Cut-off Date            Balance
----------------------------------------------------------------------------
0.01 - 50,000.00                 7          $276,011.22            0.12%
50,000.01 - 100,000.00          154        12,823,968.12            5.53
100,000.01 - 150,000.00         367        45,981,329.18           19.81
150,000.01 - 200,000.00         304        53,167,267.04           22.91
200,000.01 - 250,000.00         190        42,375,158.12           18.26
250,000.01 - 300,000.00         138        38,089,032.08           16.41
300,000.01 - 350,000.00          83        26,931,099.89           11.60
350,000.01 - 400,000.00          27         9,741,779.20            4.20
450,000.01 - 500,000.00          1           454,917.19             0.20
500,000.01 - 550,000.00          2          1,033,000.00            0.45
550,000.01 - 600,000.00          1           555,000.00             0.24
600,000.01 - 650,000.00          1           649,262.74             0.28
----------------------------------------------------------------------------
Total:                         1,275      $232,077,824.78         100.00%
============================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $182,022.


         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

------------------------------------------------------------------------
                                          Aggregate             % of
                           Number Of   Stated Principal    Cut-off Date
Original                    Mortgage     Balance as of    Pool Principal
Loan-To-Value Ratios (%)      Loans      Cut-off Date          Balance
------------------------------------------------------------------------
10.01 - 15.00                  2         $149,526.36          0.06%
20.01 - 25.00                  4          558,851.52           0.24
25.01 - 30.00                  8         1,292,786.48          0.56
30.01 - 35.00                  10        1,015,658.47          0.44
35.01 - 40.00                  17        2,329,212.73          1.00
40.01 - 45.00                  27        4,138,310.43          1.78
45.01 - 50.00                  32        6,220,263.37          2.68
50.01 - 55.00                  29        4,738,021.61          2.04
55.01 - 60.00                  47        9,142,213.11          3.94
60.01 - 65.00                 116       23,797,849.00         10.25
65.01 - 70.00                  48        9,496,997.27          4.09
70.01 - 75.00                  50       10,601,761.36          4.57
75.01 - 80.00                 835       150,175,789.23        64.71
80.01 - 85.00                  5          667,866.13           0.29
85.01 - 90.00                  27        4,756,790.99          2.05
90.01 - 95.00                  18        2,995,926.72          1.29
------------------------------------------------------------------------
Total:                       1,275     $232,077,824.78       100.00%
========================================================================


(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.86%.


Banc of America Securities LLC                                                48
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------




        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)


-----------------------------------------------------------------
                                    Aggregate            % of
                                    Aggregate       Cut-off Date
                     Number Of   Stated Principal  Pool Principal
Current Mortgage     Mortgage      Balance as of
Interest Rates (%)     Loans       Cut-off Date         Balance
-----------------------------------------------------------------
5.501 - 5.750           14        $3,124,637.68        1.35%
5.751 - 6.000          214        41,246,764.75        17.77
6.001 - 6.250          432        76,471,139.16        32.95
6.251 - 6.500          615        111,235,283.19       47.93
-----------------------------------------------------------------
Total:                1,275      $232,077,824.78      100.00%
=================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.271% per annum.


                Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------
                                           Aggregate               % of
                           Number Of    Stated Principal      Cut-off Date
                           Mortgage       Balance as of      Pool Principal
Remaining Term (Months)      Loans        Cut-off Date            Balance
----------------------------------------------------------------------------
221 - 240                     2           $269,344.76            0.12%
341 - 360                   1,273        231,808,480.02          99.88
----------------------------------------------------------------------------
Total:                      1,275       $232,077,824.78         100.00%
============================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.



         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------
                                     Aggregate              % of
                      Number Of   Stated Principal     Cut-off Date
                      Mortgage      Balance as of     Pool Principal
    Credit Scores       Loans       Cut-off Date           Balance
--------------------------------------------------------------------
801 - 850                30        $4,310,204.11          1.86%
751 - 800               245        43,695,722.68          18.83
701 - 750               355        65,128,309.58          28.06
651 - 700               490        90,719,330.81          39.09
601 - 650               155        28,224,257.60          12.16
--------------------------------------------------------------------
Total:                 1,275      $232,077,824.78        100.00%
====================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc of America Securities LLC                                                49
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Group 3 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 3 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. None of the Group 3 Mortgage Loans will have loan rates less than 6.625% and be secured by Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 46.20% of the Group 3 Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates greater than 6.500% and are secured by residences occupied or to be occupied by the borrowers.

--------------------------------------------------------------------------------
The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                     Collateral Summary    Range (if applicable)
                                     ------------------    ---------------------
Total Outstanding Loan Balance              $130,423,855
Total Number of Loans                              779
Average Loan Principal Balance                  $167,425     $39,899 to $416,000
WA Gross Coupon                                   6.937%        6.625% to 8.250%
WA FICO                                              696              592 to 817
WA Original Term                              359 months       240 to 360 months
WA Remaining Term                             357 months       238 to 359 months
WA OLTV                                           79.59%        16.67% to 95.00%
Geographic Concentration of
Mortgaged Properties
(Top 5 States) based              FL              20.74%
on the Aggregate Stated
Principal Balance
                                  GA              12.11%
                                  VA               7.19%
                                  CA               5.11%
                                  AZ               4.81%
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                50
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

                           Group 3 Mortgage Loan Data

------------------------------------------------------------------------------------------------------------------------------------
                                                             All Group 3       Group 3 Discount Mortgage   Group 3 Premium Mortgage
                                                           Mortgage Loans                Loans                       Loans
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                         779                      159                         620
Aggregate Stated Principal Balance (1)                       130,423,855              $27,497,223                $102,926,632
Range of Original Terms to Stated Maturity (1)            240 to 360 months           360 months               240 to 360 months
Range of Stated Principal Balances (1)                   $39,899 to $416,000      $41,856 to $359,650         $39,899 to $416,000
Average Stated Principal Balance (1)                          $167,425                 $172,939                    $166,011
Latest Stated Maturity Date                               November 1, 2035         November 1, 2035            November 1, 2035
Range of Current Mortgage Interest Rates (1)              6.625% to 8.250%              6.625%                 6.750% to 8.250%
Weighted Average Current Mortgage Interest Rate (1)            6.937%                   6.625%                      7.021%
Range of Remaining Terms to Stated Maturity (1)           238 to 359 months        355 to 359 months           238 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)       357 months               358 months                  357 months
Range of Original Loan-to-Value Ratios (1)                16.67% to 95.00%         23.91% to 95.00%            16.67% to 95.00%
Weighted Average Original Loan-to-Value Ratio (1)              79.59%                   77.21%                      80.23%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate.


       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)


---------------------------------------------------------------------
                                     Aggregate             % of
                      Number Of   Stated Principal    Cut-off Date
                      Mortgage      Balance as of    Pool Principal
        Occupancy       Loans       Cut-off Date          Balance
---------------------------------------------------------------------
Primary Residence        639      $108,068,364.02        82.86%
Second Home              140       22,355,490.85         17.14
---------------------------------------------------------------------
Total:                   779      $130,423,854.87       100.00%
=====================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC                                                51
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                           Aggregate               % of
                        Number Of       Stated Principal      Cut-off Date
                        Mortgage          Balance as of      Pool Principal
    Property Type         Loans           Cut-off Date            Balance
--------------------------------------------------------------------------------
Single Family Residence    511           $82,368,690.58          63.15%
PUD Detached               111           21,601,961.10           16.56
Condominium                103           16,763,691.09           12.85
PUD Attached               29             4,853,399.36            3.72
2-Family                   19             3,291,174.37            2.52
3-Family                    3              853,038.37             0.65
4-Family                    3              691,900.00             0.53
--------------------------------------------------------------------------------
Total:                     779          $130,423,854.87         100.00%
================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans

-----------------------------------------------------------------------
                         Number Of       Aggregate             % of
                                      Stated Principal    Cut-off Date
                         Mortgage       Balance as of    Pool Principal
     Purpose               Loans        Cut-off Date          Balance
-----------------------------------------------------------------------
Purchase                    568        $92,969,049.55        71.28%
Refinance-Cashout           162        29,634,593.31         22.72
Refinance-Rate/Term         49          7,820,212.01          6.00
-----------------------------------------------------------------------
Total:                      779       $130,423,854.87       100.00%
=======================================================================


Banc of America Securities LLC                                                52
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                        of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------
                                         Aggregate              % of
                         Number Of    Stated Principal     Cut-off Date
                         Mortgage       Balance as of     Pool Principal
      Geographic Area      Loans        Cut-off Date           Balance
--------------------------------------------------------------------------
Alabama                     7          $1,287,195.03          0.99%
Arizona                     31          6,274,170.06           4.81
Arkansas                    3            364,992.46            0.28
California                  26          6,662,794.52           5.11
Colorado                    10          1,452,631.49           1.11
Connecticut                 2            267,386.06            0.21
Delaware                    2            324,419.97            0.25
Florida                    147         27,054,544.62          20.74
Georgia                    104         15,800,138.90          12.11
Idaho                       15          2,426,677.72           1.86
Illinois                    12          2,293,898.09           1.76
Indiana                     3            189,176.37            0.15
Iowa                        4            356,890.49            0.27
Kansas                      6            637,415.52            0.49
Kentucky                    8            871,513.88            0.67
Maine                       27          4,416,090.99           3.39
Maryland                    21          5,008,144.25           3.84
Massachusetts               12          2,755,039.67           2.11
Michigan                    7            998,309.96            0.77
Minnesota                   13          2,498,670.64           1.92
Mississippi                 4            596,231.02            0.46
Missouri                    20          2,702,997.72           2.07
Montana                     5            538,494.36            0.41
Nebraska                    2            235,855.11            0.18
Nevada                      4            767,991.89            0.59
New Hampshire               6           1,263,094.60           0.97
New Jersey                  4            742,820.41            0.57
New Mexico                  11          1,795,894.79           1.38
New York                    3            620,639.91            0.48
North Carolina              36          4,593,585.01           3.52
Ohio                        12          1,439,380.65           1.10
Oklahoma                    5            486,934.36            0.37
Oregon                      19          3,642,366.21           2.79
Pennsylvania                12          2,318,526.07           1.78
Rhode Island                1            271,518.71            0.21
South Carolina              22          3,128,797.13           2.40
South Dakota                4            364,874.07            0.28
Tennessee                   27          2,890,560.86           2.22
Texas                       22          2,854,139.34           2.19
Utah                        12          2,093,464.94           1.61
Vermont                     3            432,245.52            0.33
Virginia                    50          9,374,073.07           7.19
Washington                  17          3,023,096.59           2.32
West Virginia               3            402,536.73            0.31
Wisconsin                   14          1,762,013.06           1.35
Wyoming                     1            141,622.05            0.11
--------------------------------------------------------------------------
Total:                     779        $130,423,854.87        100.00%
==========================================================================


(1) As of the Cut-off Date, no more than approximately 0.84% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                53
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                                  Aggregate              % of
                                 Number Of     Stated Principal     Cut-off Date
Current Mortgage                 Mortgage       Balance as of     Pool Principal
Loan Principal Balances($)         Loans         Cut-off Date           Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                     8           $359,551.60           0.28%
50,000.01 - 100,000.00              142         11,370,794.23           8.72
100,000.01 - 150,000.00             215         27,114,991.93          20.79
150,000.01 - 200,000.00             184         31,979,578.77          24.52
200,000.01 - 250,000.00             120         26,686,172.53          20.46
250,000.01 - 300,000.00              60         16,262,639.13          12.47
300,000.01 - 350,000.00              36         11,597,019.84           8.89
350,000.01 - 400,000.00              13          4,637,106.84           3.56
400,000.01 - 450,000.00              1            416,000.00            0.32
--------------------------------------------------------------------------------
Total:                              779        $130,423,854.87        100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $167,425.


         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)


---------------------------------------------------------------------
                                       Aggregate             % of
                      Number Of     Stated Principal    Cut-off Date
Original Loan-        Mortgage        Balance as of    Pool Principal
To-Value Ratios (%)     Loans         Cut-off Date          Balance
---------------------------------------------------------------------
15.01 - 20.00            2            $106,627.87          0.08%
20.01 - 25.00            1             153,000.00           0.12
25.01 - 30.00            3             254,639.14           0.20
30.01 - 35.00            3             392,193.76           0.30
35.01 - 40.00            1             249,578.74           0.19
40.01 - 45.00            5             631,893.86           0.48
45.01 - 50.00            2             292,347.33           0.22
50.01 - 55.00            7            1,151,457.08          0.88
55.01 - 60.00            4             945,954.03           0.73
60.01 - 65.00            21           3,213,276.14          2.46
65.01 - 70.00            20           3,247,232.90          2.49
70.01 - 75.00            39           7,449,926.53          5.71
75.01 - 80.00           549          92,651,030.31         71.04
80.01 - 85.00            1             249,865.02           0.19
85.01 - 90.00            49           8,606,496.79          6.60
90.01 - 95.00            72          10,828,335.37          8.30
---------------------------------------------------------------------
Total:                  779         $130,423,854.87       100.00%
=====================================================================


(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 79.59%.


Banc of America Securities LLC                                                54
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)


------------------------------------------------------------------------
                                         Aggregate               % of
                         Number Of    Stated Principal      Cut-off Date
Current Mortgage         Mortgage      Balance as of      Pool Principal
Interest Rates (%)        Loans       Cut-off Date            Balance
------------------------------------------------------------------------
6.501 - 6.750               330        $57,329,931.13          43.96%
6.751 - 7.000               240        39,730,407.03           30.46
7.001 - 7.250               101        15,690,629.55           12.03
7.251 - 7.500                68        11,765,864.75            9.02
7.501 - 7.750                24         3,462,335.41            2.65
7.751 - 8.000                11         1,873,223.32            1.44
8.001 - 8.250                5           571,463.68             0.44
------------------------------------------------------------------------
Total:                      779       $130,423,854.87         100.00%
========================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 6.937% per annum.



                Remaining Terms of the Group 3 Mortgage Loans (1)

                                              Aggregate              % of
                             Number Of     Stated Principal     Cut-off Date
                              Mortgage       Balance as of     Pool Principal
Remaining Term (Months)         Loans        Cut-off Date           Balance
--------------------------------------------------------------------------------
221 - 240                        4           $598,075.36           0.46%
341 - 360                       775         129,825,779.51         99.54
--------------------------------------------------------------------------------
Total:                          779        $130,423,854.87        100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 357 months.


         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)


---------------------------------------------------------------------------
                                       Aggregate              % of
                       Number Of    Stated Principal     Cut-off Date
                        Mortgage      Balance as of     Pool Principal
       Credit Scores      Loans       Cut-off Date           Balance
---------------------------------------------------------------------------
801 - 850                  7          $932,285.34           0.71%
751 - 800                  88        14,454,526.51          11.08
701 - 750                 224        37,758,197.62          28.95
651 - 700                 338        57,617,071.32          44.18
601 - 650                 119        19,205,033.59          14.73
551 - 600                  1           169,740.49            0.13
Not Scored                 2           287,000.00            0.22
---------------------------------------------------------------------------
Total:                    779       $130,423,854.87        100.00%
===========================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                55
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Group 4 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Group 4 Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years and principal balances at origination not in excess of the conforming loan balance limits established by FHLMC. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 63.27% of the Group 4 Mortgage Loans require only the payment of interest for the first 120 months. Substantially all of the Mortgage Loans will have loan rates greater than 6.500% and are secured by investor properties.

--------------------------------------------------------------------------------
The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------
                                      Collateral Summary   Range (if applicable)
                                      ------------------   ---------------------
Total Outstanding Loan Balance               $126,830,653
Total Number of Loans                               905
Average Loan Principal Balance                   $140,144    $24,742 to $528,000
WA Gross Coupon                                    7.185%       6.625% to 8.500%
WA FICO                                               725             620 to 816
WA Original Term                               359 months      240 to 360 months
WA Remaining Term                              357 months      236 to 359 months
WA OLTV                                            78.77%       34.43% to 90.00%
Geographic Concentration of
Mortgaged Properties
(Top 5 States) based
on the Aggregate Stated
Principal Balance                   FL             26.94%
                                    GA             11.35%
                                    VA              5.00%
                                    CA              4.85%
                                    AZ              4.57%

--------------------------------------------------------------------------------


Banc of America Securities LLC                                                56
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

                           Group 4 Mortgage Loan Data

------------------------------------------------------------------------------------------------------------------------------------
                                                              All Group 4      Group 4 Discount Mortgage   Group 4 Premium Mortgage
                                                            Mortgage Loans               Loans                       Loans
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                          905                     70                          835
Aggregate Stated Principal Balance (1)                       $126,830,653             $9,796,490                 $117,034,163
Range of Original Terms to Stated Maturity (1)             240 to 360 months          360 months               240 to 360 months
Range of Stated Principal Balances (1)                    $24,742 to $528,000     $39,929 to $323,427         $24,742 to $528,000
Average Stated Principal Balance (1)                           $140,144                $139,950                    $140,161
Latest Stated Maturity Date                                November 1, 2035        November 1, 2035            November 1, 2035
Range of Current Mortgage Interest Rates (1)                6.625% to 8.500%             6.625%                 6.750% to 8.500%
Weighted Average Current Mortgage Interest Rate (1)             7.185%                  6.625%                      7.232%
Range of Remaining Terms to Stated Maturity (1)            236 to 359 months       356 to 359 months           236 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)         357 months              358 months                  357 months
Range of Original Loan-to-Value Ratios (1)                  34.43% to 90.00%        50.85% to 90.00%            34.43% to 90.00%
Weighted Average Original Loan-to-Value Ratio (1)               78.77%                  77.50%                      78.87%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Approximate.


       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

---------------------------------------------------------------------------
                                      Aggregate               % of
                      Number Of    Stated Principal      Cut-off Date
                      Mortgage       Balance as of      Pool Principal
       Occupancy        Loans        Cut-off Date            Balance
---------------------------------------------------------------------------
Investor Property        905       $126,830,652.67         100.00%
---------------------------------------------------------------------------
Total:                   905       $126,830,652.67         100.00%
===========================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Banc of America Securities LLC                                                57
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

                  Property Types of the Group 4 Mortgage Loans



------------------------------------------------------------------------------
                                              Aggregate              % of
                             Number Of     Stated Principal     Cut-off Date
                             Mortgage        Balance as of     Pool Principal
     Property Type             Loans         Cut-off Date           Balance
------------------------------------------------------------------------------
Single Family Residence         550         $69,472,432.80         54.78%
PUD Detached                    81          15,011,528.43          11.84
Condominium                     102         14,207,781.08          11.20
2-Family                        72           9,990,941.82           7.88
4-Family                        43           8,607,458.41           6.79
PUD Attached                    33           5,297,751.96           4.18
3-Family                        23           3,999,758.17           3.15
Condotel                         1            243,000.00            0.19
------------------------------------------------------------------------------
Total:                          905        $126,830,652.67        100.00%
==============================================================================



               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------
                                     Aggregate             % of
                      Number Of   Stated Principal    Cut-off Date
                      Mortgage      Balance as of    Pool Principal
     Purpose            Loans       Cut-off Date          Balance
--------------------------------------------------------------------
Purchase                 701      $100,802,000.65        79.48%
Refinance-Cashout        150       19,918,235.00         15.70
Refinance-Rate/Term      54         6,110,417.02          4.82
--------------------------------------------------------------------
Total:                   905      $126,830,652.67       100.00%
====================================================================


        Banc of America Securities LLC                                        58
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------



              Geographical Distribution of the Mortgage Properties
                        of the Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate                 % of
                              Number Of    Stated Principal        Cut-off Date
                              Mortgage       Balance as of        Pool Principal
        Geographic Area         Loans        Cut-off Date              Balance
--------------------------------------------------------------------------------
Alabama                            5           $402,507.06              0.32%
Arizona                            28          5,791,844.99              4.57
Arkansas                           2            366,255.96               0.29
California                         32          6,146,514.47              4.85
Colorado                           9           1,596,820.00              1.26
Delaware                           7           1,144,333.01              0.90
District of Columbia               6           1,404,607.63              1.11
Florida                           206         34,166,586.70             26.94
Georgia                           121         14,394,721.31             11.35
Idaho                              17          2,680,765.80              2.11
Illinois                           12          2,104,287.81              1.66
Indiana                            9            571,399.76               0.45
Kansas                             3            205,394.00               0.16
Kentucky                           5            766,465.43               0.60
Louisiana                          4            468,256.86               0.37
Maine                              7           1,067,545.84              0.84
Maryland                           32          4,714,468.13              3.72
Massachusetts                      11          2,641,743.54              2.08
Michigan                           18          1,614,796.68              1.27
Minnesota                          29          4,867,117.07              3.84
Mississippi                        4            570,237.46               0.45
Missouri                           19          1,487,059.90              1.17
Montana                            3            560,274.91               0.44
Nebraska                           1            115,507.91               0.09
Nevada                             3            620,400.00               0.49
New Hampshire                      4            835,555.62               0.66
New Jersey                         2            211,510.39               0.17
New Mexico                         12          1,517,377.63              1.20
New York                           6           1,372,402.18              1.08
North Carolina                     24          2,314,509.27              1.82
Ohio                               8            832,858.35               0.66
Oklahoma                           8            529,469.20               0.42
Oregon                             34          5,337,387.70              4.21
Pennsylvania                       5            301,873.75               0.24
South Carolina                     23          1,926,154.12              1.52
South Dakota                       1            89,600.00                0.07
Tennessee                          41          3,819,909.92              3.01
Texas                              53          5,557,829.93              4.38
Utah                               7           1,035,328.25              0.82
Virginia                           55          6,337,348.71              5.00
Washington                         23          3,792,692.80              2.99
Wisconsin                          5            480,311.34               0.38
Wyoming                            1            68,621.28                0.05
--------------------------------------------------------------------------------
Total:                            905        $126,830,652.67           100.00%
================================================================================


(1) As of the Cut-off Date, no more than approximately 1.72% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                59
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)


-------------------------------------------------------------------------------
                                               Aggregate             % of
                               Number Of    Stated Principal    Cut-off Date
Current Mortgage               Mortgage       Balance as of    Pool Principal
Loan Principal Balances($)       Loans        Cut-off Date          Balance
-------------------------------------------------------------------------------
0.01 - 50,000.00                  43         $1,898,724.74         1.50%
50,000.01 - 100,000.00           263         19,933,734.57         15.72
100,000.01 - 150,000.00          273         34,144,694.68         26.92
150,000.01 - 200,000.00          165         28,762,448.96         22.68
200,000.01 - 250,000.00           87         19,591,469.84         15.45
250,000.01 - 300,000.00           46         12,667,816.68          9.99
300,000.01 - 350,000.00           16          5,134,499.26          4.05
350,000.01 - 400,000.00           9           3,228,010.40          2.55
450,000.01 - 500,000.00           2            941,253.55           0.74
500,000.01 - 550,000.00           1            527,999.99           0.42
-------------------------------------------------------------------------------
Total:                           905        $126,830,652.67       100.00%
===============================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $140,144.




         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)


-----------------------------------------------------------------------
                                        Aggregate             % of
                        Number Of    Stated Principal    Cut-off Date
Original Loan-          Mortgage       Balance as of    Pool Principal
To-Value Ratios (%)       Loans        Cut-off Date          Balance
-----------------------------------------------------------------------
30.01 - 35.00              1           $104,727.27          0.08%
35.01 - 40.00              2            190,000.00           0.15
40.01 - 45.00              3            452,783.59           0.36
45.01 - 50.00              3            433,540.28           0.34
50.01 - 55.00              5            629,860.82           0.50
55.01 - 60.00              3            361,088.30           0.28
60.01 - 65.00              23          2,965,229.24          2.34
65.01 - 70.00              35          4,457,901.18          3.51
70.01 - 75.00              51          7,519,159.49          5.93
75.01 - 80.00             721         103,033,510.30        81.24
80.01 - 85.00              7            815,728.36           0.64
85.01 - 90.00              51          5,867,123.84          4.63
-----------------------------------------------------------------------
Total:                    905        $126,830,652.67       100.00%
=======================================================================


(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 78.77%.


Banc of America Securities LLC                                                60
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------




        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)


------------------------------------------------------------------
                                    Aggregate             % of
                     Number Of   Stated Principal    Cut-off Date
Current Mortgage     Mortgage      Balance as of    Pool Principal
Interest Rates(%)      Loans       Cut-off Date          Balance
------------------------------------------------------------------
6.501 - 6.750          199        $27,152,367.68        21.41%
6.751 - 7.000          231        34,202,942.31         26.97
7.001 - 7.250          162        22,882,722.18         18.04
7.251 - 7.500          131        18,467,961.43         14.56
7.501 - 7.750           71         9,020,473.51          7.11
7.751 - 8.000           73        10,702,546.97          8.44
8.001 - 8.250           35         3,628,754.54          2.86
8.251 - 8.500           3           772,884.05           0.61
------------------------------------------------------------------
Total:                 905       $126,830,652.67       100.00%
==================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 7.185% per annum.



                Remaining Terms of the Group 4 Mortgage Loans (1)


---------------------------------------------------------------------
                                      Aggregate             % of
                     Number Of     Stated Principal    Cut-off Date
Remaining            Mortgage        Balance as of    Pool Principal
Term (Months)          Loans         Cut-off Date          Balance
---------------------------------------------------------------------
221 - 240               8            $859,986.10          0.68%
341 - 360              897          125,970,666.57        99.32
---------------------------------------------------------------------
Total:                 905         $126,830,652.67       100.00%
=====================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 357 months.



         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)


-------------------------------------------------------------------
                                    Aggregate             % of
                     Number Of   Stated Principal    Cut-off Date
                      Mortgage     Balance as of    Pool Principal
    Credit Scores       Loans      Cut-off Date          Balance
-------------------------------------------------------------------
801 - 850                19       $3,325,018.64         2.62%
751 - 800               225       33,959,791.65         26.78
701 - 750               356       49,442,272.93         38.98
651 - 700               289       38,139,994.32         30.07
601 - 650                16        1,963,575.13          1.55
-------------------------------------------------------------------
Total:                  905      $126,830,652.67       100.00%
===================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc of America Securities LLC                                                61
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Aggregate Collateral Summary
--------------------------------------------------------------------------------


Description of The Mortgage Loans
---------------------------------

The Mortgage Loans consist of fixed rate, conventional, fully amortizing mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the Mortgage Loans will have original terms to stated maturity of approximately 20 to 30 years. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty. Accordingly, the actual date on which any Mortgage Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal. Approximately 58.28% of the Mortgage Loans require only the payment of interest for the first 120 months.

--------------------------------------------------------------------------------

The tables set forth below contain approximate statistical information as of the Cut-off Date regarding all Mortgage Loans. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------
                                   Collateral Summary      Range (if applicable)
                                   ------------------      ---------------------
Total Outstanding Loan Balance            $688,178,733
Total Number of Loans                          3,313
Average Loan Principal Balance                $207,721    $12,764 to $2,000,000
WA Gross Coupon                                 6.645%         5.625% to 8.500%
WA FICO                                            710               592 to 835
WA Original Term                            360 months        240 to 360 months
WA Remaining Term                           358 months        236 to 359 months
WA OLTV                                         74.81%         12.73% to 95.00%
Geographic Concentration of
Mortgaged Properties
(Top 5 States) based
on the Aggregate Stated
Principal Balance                CA             18.69%
                                 FL             18.50%
                                 GA             10.04%
                                 VA              7.14%
                                 MD              3.96%

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                62
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------

                          Aggregate Mortgage Loan Data

----------------------------------------------------------------------------------------------------------------------------------
                                                                All            Discount Mortgage Loans     Premium Mortgage Loans
                                                          Mortgage Loans
----------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                       3,313                     483                        2,830
Aggregate Stated Principal Balance (1)                     $688,178,733              $94,462,996                $593,715,736
Range of Original Terms to Stated Maturity (1)           240 to 360 months        240 to 360 months           240 to 360 months
Range of Stated Principal Balances (1)                 $12,764 to $2,000,000     $39,929 to $840,000        $12,764 to $2,000,000
Average Stated Principal Balance (1)                         $207,721                 $195,576                    $209,794
Latest Stated Maturity Date                              November 1, 2035         November 1, 2035            November 1, 2035
Range of Current Mortgage Interest Rates (1)              5.625% to 8.500%         5.625% to 6.625%            6.000% to 8.500%
Weighted Average Current Mortgage Interest Rate (1)           6.645%                   6.197%                      6.716%
Range of Remaining Terms to Stated Maturity (1)          236 to 359 months        238 to 359 months           236 to 359 months
Weighted Average Remaining Term to Stated Maturity (1)       358 months               358 months                  357 months
Range of Original Loan-to-Value Ratios (1)                12.73% to 95.00%         23.91% to 95.00%            12.73% to 95.00%
Weighted Average Original Loan-to-Value Ratio (1)             74.81%                   73.17%                      75.07%
----------------------------------------------------------------------------------------------------------------------------------


(1)   Approximate.

           Occupancy of Mortgaged Properties of the Mortgage Loans (1)

---------------------------------------------------------------------------
                                        Aggregate             % of
                       Number Of     Stated Principal    Cut-off Date
                       Mortgage        Balance as of    Pool Principal
      Occupancy          Loans         Cut-off Date          Balance
---------------------------------------------------------------------------
Primary Residence        1,856       $432,904,242.66        62.91%
Investor Property        1,233        198,720,333.46        28.88
Second Home               224         56,554,156.45          8.22
---------------------------------------------------------------------------
Total:                   3,313       $688,178,732.57       100.00%
===========================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


Banc of America Securities LLC                                                63
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


                      Property Types of the Mortgage Loans



-------------------------------------------------------------------------------
                                              Aggregate              % of
                             Number Of     Stated Principal     Cut-off Date
                             Mortgage        Balance as of     Pool Principal
       Property Type           Loans         Cut-off Date           Balance
-------------------------------------------------------------------------------
Single Family Residence        2,181       $436,130,692.38         63.37%
PUD Detached                    431         108,846,003.15         15.82
Condominium                     335         65,393,866.14           9.50
PUD Attached                    124         25,706,443.02           3.74
2-Family                        133         23,952,704.79           3.48
4-Family                        65          16,131,060.50           2.34
3-Family                        41          11,426,172.19           1.66
Condotel                         2            462,056.13            0.07
Condo - Site                     1            129,734.27            0.02
-------------------------------------------------------------------------------
Total:                         3,313       $688,178,732.57        100.00%
===============================================================================






                   Mortgage Loan Purpose of the Mortgage Loans


---------------------------------------------------------------------
                                      Aggregate              % of
                      Number Of    Stated Principal     Cut-off Date
                      Mortgage       Balance as of     Pool Principal
      Purpose           Loans        Cut-off Date           Balance
---------------------------------------------------------------------
Purchase                2,244      $430,553,580.02         62.56%
Refinance-Cashout        789        198,954,778.09         28.91
Refinance-Rate/Term      280        58,670,374.46           8.53
---------------------------------------------------------------------
Total:                  3,313      $688,178,732.57        100.00%
=====================================================================


Banc of America Securities LLC                                                64
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


              Geographical Distribution of the Mortgage Properties
                            of the Mortgage Loans (1)

-----------------------------------------------------------------------
                                          Aggregate            % of
                           Number Of   Stated Principal   Cut-off Date
                           Mortgage      Balance as of   Pool Principal
       Geographic Area       Loans       Cut-off Date         Balance
-----------------------------------------------------------------------
Alabama                       37        $7,265,627.65        1.06%
Arizona                       96        24,472,406.84         3.56
Arkansas                      13         1,774,252.09         0.26
California                   361        128,603,217.21       18.69
Colorado                      65        12,520,696.58         1.82
Connecticut                   10         1,356,281.28         0.20
Delaware                      11         2,212,752.98         0.32
District of Columbia          16         4,885,696.91         0.71
Florida                      571        127,319,146.58       18.50
Georgia                      442        69,068,138.70        10.04
Idaho                         42         7,846,272.48         1.14
Illinois                      50        12,732,608.27         1.85
Indiana                       13          888,344.07          0.13
Iowa                          9          1,060,875.92         0.15
Kansas                        15         1,643,157.99         0.24
Kentucky                      18         2,275,261.76         0.33
Louisiana                     4           468,256.86          0.07
Maine                         59        10,915,614.70         1.59
Maryland                     112        27,217,727.29         3.96
Massachusetts                 37        11,421,793.81         1.66
Michigan                      34         4,543,686.97         0.66
Minnesota                     64        11,554,172.44         1.68
Mississippi                   10         1,467,679.92         0.21
Missouri                      51         6,001,760.98         0.87
Montana                       15         2,774,477.52         0.40
Nebraska                      9          1,175,673.47         0.17
Nevada                        23         5,310,543.12         0.77
New Hampshire                 19         4,536,393.13         0.66
New Jersey                    19         4,723,231.87         0.69
New Mexico                    40         6,633,205.98         0.96
New York                      17         4,108,563.82         0.60
North Carolina               106        16,580,025.15         2.41
North Dakota                  1           99,517.87           0.01
Ohio                          37         4,655,954.03         0.68
Oklahoma                      23         2,324,726.38         0.34
Oregon                       122        25,782,032.27         3.75
Pennsylvania                  28         4,752,042.08         0.69
Rhode Island                  3           938,718.71          0.14
South Carolina                62         8,244,006.16         1.20
South Dakota                  11         1,308,440.67         0.19
Tennessee                    119        15,310,892.22         2.22
Texas                        108        14,181,555.81         2.06
Utah                          34         5,935,568.31         0.86
Vermont                       4           522,465.07          0.08
Virginia                     224        49,129,506.43         7.14
Washington                   109        23,679,715.45         3.44
West Virginia                 12         2,339,563.32         0.34
Wisconsin                     25         3,293,356.35         0.48
Wyoming                       3           323,127.10          0.05
-----------------------------------------------------------------------
Total:                      3,313      $688,178,732.57      100.00%
=======================================================================


(1) As of the Cut-off Date, no more than approximately 0.77% of the Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.


Banc of America Securities LLC                                                65
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------




       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                                Aggregate             % of
                              Number Of      Stated Principal    Cut-off Date
Current Mortgage              Mortgage         Balance as of    Pool Principal
Loan Principal Balances($)      Loans          Cut-off Date          Balance
--------------------------------------------------------------------------------
0.01 - 50,000.00                 58           $2,534,287.56         0.37%
50,000.01 - 100,000.00          559           44,128,496.92          6.41
100,000.01 - 150,000.00         855           107,241,015.79        15.58
150,000.01 - 200,000.00         653           113,909,294.77        16.55
200,000.01 - 250,000.00         397           88,652,800.49         12.88
250,000.01 - 300,000.00         244           67,019,487.89          9.74
300,000.01 - 350,000.00         136           43,992,268.99          6.39
350,000.01 - 400,000.00         111           41,411,116.71          6.02
400,000.01 - 450,000.00          91           38,985,344.02          5.67
450,000.01 - 500,000.00          52           24,911,022.01          3.62
500,000.01 - 550,000.00          32           16,768,330.81          2.44
550,000.01 - 600,000.00          39           22,465,570.97          3.26
600,000.01 - 650,000.00          27           17,179,556.17          2.50
650,000.01 - 700,000.00          4             2,709,542.74          0.39
700,000.01 - 750,000.00          9             6,515,324.64          0.95
750,000.01 - 800,000.00          11            8,513,463.56          1.24
800,000.01 - 850,000.00          5             4,148,161.66          0.60
850,000.01 - 900,000.00          2             1,759,578.41          0.26
900,000.01 - 950,000.00          4             3,719,630.39          0.54
950,000.01 - 1,000,000.00        9             8,876,064.21          1.29
1,000,000.01 - 1,500,000.00      9            11,815,430.79          1.72
1,500,000.01 - 2,000,000.00      6            10,922,943.07          1.59
--------------------------------------------------------------------------------
Total:                         3,313         $688,178,732.57       100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $207,721.



Banc of America Securities LLC                                                66
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


             Original Loan-To-Value Ratios of the Mortgage Loans (1)


----------------------------------------------------------------------
                                      Aggregate              % of
                      Number Of    Stated Principal     Cut-off Date
Original Loan-        Mortgage       Balance as of     Pool Principal
To-Value Ratios (%)     Loans        Cut-off Date           Balance
----------------------------------------------------------------------
10.01 - 15.00            2           $149,526.36           0.02%
15.01 - 20.00            2            106,627.87            0.02
20.01 - 25.00            5            711,851.52            0.10
25.01 - 30.00            11          1,547,425.62           0.22
30.01 - 35.00            15          1,912,579.50           0.28
35.01 - 40.00            22          5,324,791.47           0.77
40.01 - 45.00            40          7,295,930.81           1.06
45.01 - 50.00            50         16,540,144.84           2.40
50.01 - 55.00            53         13,058,563.26           1.90
55.01 - 60.00            73         21,137,591.68           3.07
60.01 - 65.00           235         74,732,053.65          10.86
65.01 - 70.00           133         38,880,393.95           5.65
70.01 - 75.00           160         36,053,984.68           5.24
75.01 - 80.00          2,279        434,693,818.35         63.17
80.01 - 85.00            13          1,733,459.51           0.25
85.01 - 90.00           130         20,475,727.41           2.98
90.01 - 95.00            90         13,824,262.09           2.01
----------------------------------------------------------------------
Total:                 3,313       $688,178,732.57        100.00%
======================================================================


(1) As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is expected to be approximately 74.81%.



Banc of America Securities LLC                                                67
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities            SunTrust Alternative Loan Trust, 2005-1F
[GRAPHIC OMITTED - LOGO]             Mortgage Pass-Through Certificates, 2005-1F
                                              $676,478,874 (approximate)
--------------------------------------------------------------------------------


            Current Mortgage Interest Rates of the Mortgage Loans (1)

-----------------------------------------------------------------
                                 Aggregate              % of
                   Number Of  Stated Principal     Cut-off Date
Current Mortgage   Mortgage     Balance as of     Pool Principal
Interest Rates(%)    Loans      Cut-off Date           Balance
-----------------------------------------------------------------
5.501 - 5.750         25       $8,349,338.18          1.21%
5.751 - 6.000        268       71,031,578.88          10.32
6.001 - 6.250        492       111,505,833.46         16.20
6.251 - 6.500        695       156,406,959.76         22.73
6.501 - 6.750        584       114,712,442.10         16.67
6.751 - 7.000        512       100,747,352.86         14.64
7.001 - 7.250        291       52,668,823.79           7.65
7.251 - 7.500        209       35,800,272.11           5.20
7.501 - 7.750        103       16,441,308.87           2.39
7.751 - 8.000         87       13,820,720.29           2.01
8.001 - 8.250         41        4,560,218.22           0.66
8.251 - 8.500         6         2,133,884.05           0.31
-----------------------------------------------------------------
Total:              3,313     $688,178,732.57        100.00%
=================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.645% per annum.

                    Remaining Terms of the Mortgage Loans (1)


---------------------------------------------------------------------
                                     Aggregate              % of
                     Number Of    Stated Principal     Cut-off Date
Remaining Term       Mortgage       Balance as of     Pool Principal
(Months)               Loans        Cut-off Date           Balance
---------------------------------------------------------------------
221 - 240               14         $1,727,406.22          0.25%
341 - 360             3,299        686,451,326.35         99.75
---------------------------------------------------------------------
Total:                3,313       $688,178,732.57        100.00%
=====================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 358 months.


             Credit Scoring of Mortgagors of the Mortgage Loans (1)


------------------------------------------------------------------------
                                          Aggregate             % of
                          Number Of    Stated Principal    Cut-off Date
                          Mortgage       Balance as of    Pool Principal
    Credit Scores           Loans        Cut-off Date          Balance
------------------------------------------------------------------------
801 - 850                    61         $11,030,115.73        1.60%
751 - 800                   652         141,002,536.09        20.49
701 - 750                  1,039        212,192,326.06        30.83
651 - 700                  1,239        259,447,993.48        37.70
601 - 650                   319         64,049,020.72          9.31
551 - 600                    1            169,740.49           0.02
Not Scored                   2            287,000.00           0.04
------------------------------------------------------------------------
Total:                     3,313       $688,178,732.57       100.00%
========================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                68
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The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

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